Exhibit 10.1
Purchase and Sale Agreement
     This Purchase and Sale Agreement (this “Agreement”) is made as of the Effective Date (defined below) by and between MIDLAND REAL ESTATE COMPANY, L.P. (“Seller”), and AmREIT REALTY INVESTMENT CORPORATION (“Buyer”). Buyer and Seller are each a “Party” and referred to herein collectively as the “Parties”.
     Section 1. Certain Defined Terms.

(a) Purchase Price:	$28,000,000.00

(b) Option Fee	$100,000.00

(c) Earnest Money:	$750,000.00

(d) Due Diligence Deadline:	5:00 p.m., San Antonio, Texas time on the 21st
calendar day after the Effective Date
     Section 2. Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign and transfer to Buyer, and Buyer agrees to purchase from Seller, for the Purchase Price, all of Seller’s right, title and interest in and to the following (collectively, the “Property”):
          (a) Land and Improvements. Lot 22, Block 12, New City Block 148, South Bank Subdivision, an addition to the City of San Antonio, Bexar County, Texas according to the map or plat thereof, recorded in Volume 9527, Page 109, Deed and Plat Records of Bexar County, Texas (the “Land”), together with the building(s) and other improvements located thereon (the “Improvements”);
          (b) Other Rights. To the extent owned and transferable by Seller, all rights, privileges, easements and appurtenances benefiting the Land and/or the Improvements, including, without limitation, any and all mineral and water rights and any and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and/or the Improvements (the Land, the Improvements and all such rights, privileges, easements and appurtenances are referred to herein collectively as the “Real Property”);
          (c) Leases. All of Seller’s interest in the leases identified on the attached Exhibit A (the “Leases”), which Exhibit A identifies the tenants under the Leases (the “Tenants”); and
          (d) Third Party Contracts. All of Seller’s rights and obligations in the contracts or other agreements identified on Exhibit B (“Assumed Contracts”).
     Section 3. Option Fee, Earnest Money and Purchase Price.
          (a) Buyer shall deliver the Option Fee and the Earnest Money in the form of cash or wire transfer to Chicago Title Insurance Company (the “Title Company”), 270 N Loop 1604 East — Suite 115, San Antonio, Texas 78232, Attention: Douglas W. Becker, Esq., no later than 5:00 p.m., San Antonio, Texas time on the first Business Day following the Effective Date. Buyer acknowledges and agrees that the Option Fee is nonrefundable to Buyer in all events except for a Seller Default, but credited to the Purchase Price. The Option Fee is earned by Seller and will be paid to Seller in consideration for Buyer’s right to purchase the Property under the terms of this Agreement. Buyer and Seller hereby agree and direct the Title Company to remit to Seller the $100,000 Option Fee received under this Agreement within one (1) Business Day after the Due Diligence Deadline.
          (b) The Purchase Price for the Property is payable in immediately available funds at Closing, less any charges, credits or prorations provided for herein (including the Option Fee and the Earnest Money, which will be credited against the Purchase Price).
     Section 4. PROPERTY IS “AS-IS, WHERE IS, WITH ALL FAULTS”. Except for the special warranty of title in the Deed (defined below), and except as expressly set forth in Section 5, Buyer acknowledges and agrees that:
          (a) THE SALE OF THE PROPERTY IS ON AN “AS-IS, WHERE-IS” BASIS AND WITH ALL FAULTS AS OF THE CLOSING DATE, WITHOUT ANY REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL CONDITION OR ENVIRONMENTAL CONDITION OF THE PROPERTY, OR ANY OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT THERETO. BUYER ACKNOWLEDGES AND AGREES THAT BUYER IS EXPERIENCED IN THE ACQUISITION, DEVELOPMENT, OWNERSHIP AND OPERATION OF PROPERTIES SIMILAR TO THE PROPERTY AND THAT BUYER HAS, OR PRIOR TO THE CLOSING DATE WILL HAVE, INDEPENDENTLY INVESTIGATED AND INSPECTED THE PROPERTY TO ITS SATISFACTION AND IS QUALIFIED TO MAKE SUCH INSPECTION. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT IT IS RELYING ON SUCH INDEPENDENT INVESTIGATION AND INSPECTION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, AND BUYER IS NOT RELYING ON ANY SUCH INFORMATION.
          (b) EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, COVENANTS OR OBLIGATIONS OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS, TO, CONCERNING, OR WITH RESPECT TO, THE PROPERTY, THE FINANCIAL CONDITION OR ACCURACY OF ANY FINANCIAL INFORMATION OBTAINED BY BUYER IN CONNECTION WITH THE PROPERTY, OR WITH RESPECT TO ANY OF THE LEASES OR TENANTS UNDER THE LEASES, OR THE MERCHANTABILITY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE.
          (c) By consummating the transactions agreed to in this Agreement, Buyer will have made such legal, factual, financial and other inquiries and investigations as it deems necessary, desirable or appropriate with respect to the Property and the value thereof and the appurtenances, facilities and equipment thereof, and that it will be relying solely thereon.
          (d) The provisions of this Section 4 shall survive Closing.
     Section 5. Limited Warranties and Representations.
          (a) Seller hereby covenants, represents and warrants to Buyer, that:
     (i) To Seller’s Knowledge (as hereinafter defined), Seller has not received notice of any violation of any law, municipal ordinance or other governmental requirements affecting the Property in a material and adverse way.
     (ii) To Seller’s Knowledge, Seller has not received notice of any condemnation or eminent domain proceeding or of negotiations for purchase of the Property in lieu of condemnation; and to Seller’s Knowledge, no condemnation or eminent domain proceedings are threatened against the Property.
     (iii) To Seller’s Knowledge, Seller has not received any notice of litigation or other judicial proceeding relating to the Property, which could, in any material way, interfere with the consummation of the Agreement.
     (iv) To Seller’s Knowledge, (a) all obligations required to be performed by Seller as landlord of the Property have been performed, (b) except for the leasing commissions, construction obligations and allowances previously disclosed to Buyer with respect to the “Hear Music” lease space, there are no leasing or other commissions due, nor will any become due, in connection with any Lease, nor any renewal or extension of any Lease, (c) Seller is not in default under the Leases and (d) in the event that Starbucks’ current space of 1,853 square feet is leased within the guidelines in this Agreement, the leasing costs will be paid by Buyer.
     (v) The person who executes the Agreement on behalf of Seller is duly authorized to do so.
     As used in this Section 5(a), the term “Seller’s Knowledge” means the current actual knowledge of Jack J. Spector without duty of inquiry or investigation. The foregoing representations and warranties in this Section 5(a) (“Seller’s Representations”) are true and correct in all material respects as of the Effective Date and shall be true and correct as of Closing, except as disclosed by Seller to Buyer in writing. Notwithstanding anything contained herein to the contrary, no action may be brought for the alleged breach of any of Seller’s Representations more than two (2) years after Closing.
          (b) Buyer hereby covenants, represents and warrants to Seller that:
     (i) The person who executes this Agreement on behalf of Buyer is authorized to do so.

     (ii) Buyer and all principals of Buyer have kept in confidence, and shall continue to keep in confidence through the Closing, all information or documentation provided to Buyer by or on behalf of Seller, or otherwise related to the Purchase Price or other financial information for the Property, in accordance with the provisions of Section 23.
The foregoing representations and warranties in this Section 5(b) (“Buyer’s Representations”) are true and correct in all material respects as of the Effective Date and shall be true and correct as of Closing.
     Section 6. Due Diligence Materials. Buyer acknowledges and agrees that prior to or contemporaneously with the execution of this Agreement, Seller has delivered to Buyer the following information relevant to the Property (the “Due Diligence Materials”):
     (i) A copy of the Title Policy Commitment No. 44-905-80, GF No. 200505271, issued by Chicago Title Company on August 10, 2005, with an effective date of May 24, 2005 (the “Title Commitment”), together with copies of all documents listed as title exceptions therein.
     (ii) A copy of the survey of the Property prepared by Pape-Dawson Engineers, dated June 28, 2005, as revised and issued on August 10, 2005 (the “Survey”).
     (iii) A copy of the environmental report prepared by Clayton Group Services, Inc., dated June 17, 2005, under Clayton Project No. 95-05067.00.
     (iv) The other items listed on Exhibit C attached hereto and incorporated herein.
     Section 7. Due Diligence Period.
          (a) Due Diligence Deadline. Buyer shall have until the Due Diligence Deadline to: review the Due Diligence Materials; conduct one or more physical inspections of the Property; and review all other matters relating to all aspects of the Property, as well as Buyer’s proposed purchase and use of the Property; provided, however, Buyer and its agents and representatives must at all times comply with the requirements of Section 8 below concerning entry upon the Property, and with the confidentiality requirements of Section 23 below. If Buyer determines for any reason that the Property is not satisfactory to Buyer, then Buyer, in Buyer’s sole discretion, may terminate this Agreement by giving written notice thereof to Seller (the “Termination Notice”) prior to the Due Diligence Deadline. If Buyer timely delivers to Seller the Termination Notice, this Agreement shall terminate, the Option Fee shall be retained by Seller (except in the event of a Seller Default), the Earnest Money (but not the Option Fee unless in the event of a Seller Default) shall be returned to Buyer, and neither Party shall have any further obligation to the other pursuant to this Agreement, except those obligations that expressly survive the termination of this Agreement (including Buyer’s indemnification obligations under Section 8 and Buyer’s confidentiality obligations under Section 23). If Buyer does not deliver to Seller the Termination Notice prior to the expiration of the Due Diligence Deadline, then Buyer shall be deemed to be completely satisfied with the Property in all respects and all such matters will be deemed approved by Buyer in all respects and the Title Company shall immediately remit the Option Fee to Seller.
          (b) Tenant Interviews. Upon expiration of the Due Diligence Deadline, Buyer shall have the right, for a period of five (5) business days (the “Tenant Interview Period”), to interview Tenants and their respective managers and employees. Seller covenants and agrees to schedule an interview for each such Tenant during the Tenant Interview Period, each such scheduled interview (i) to be at a time that is commercially reasonable for both the Tenant and Buyer and (ii) to provide for a sufficient length of time for Buyer to reasonably obtain the information it needs in order to evaluate the proposed purchase of the Property based on such interviews. Seller shall have the right, but not the obligation, to accompany Buyer to each of the interviews. In the event that Buyer receives information during such interviews that would materially and adversely affect the operation or value of the Property, as determined by Buyer in its sole discretion, then Buyer shall have the right to terminate this Agreement by giving written notice thereof to Seller on or prior to the expiration of the Tenant Interview Period. If Buyer timely delivers such termination notice, then this Agreement shall terminate, the Option Fee shall be retained by Seller (except in the event of a Seller Default), the Earnest Money (but not the Option Fee unless in the event of a Seller Default) shall be returned to Buyer, and neither Party shall have any further obligation to the other pursuant to this Agreement, except those obligations that expressly survive the termination of this Agreement (including Buyer’s indemnification obligations under Section 8 and Buyer’s confidentiality obligations under Section 23).
     Section 8. Entry Upon Property. Buyer and Buyer’s agents and representatives shall have the right from the Effective Date until Closing, at reasonable times, upon 24 hours prior Notice to Seller, subject to the rights of the Tenants and the rights of third parties under the Assumed Contracts, to enter upon the Property for any purpose in connection with Buyer’s proposed purchase and/or operation of the Property, including the right to make such inspections as Buyer may elect to make or obtain, at Buyer’s sole cost and expense and, upon expiration of the Due Diligence Deadline, the right to interview Tenants as provided for in Section 7 above; provided, however: (i) no invasive testing (including, but not limited to, any so-called “Phase II” environmental testing) on the Property is permitted, without Seller’s prior written consent, (ii) Seller shall have the right to be present at such site visit(s), and (iii) under no circumstances shall Buyer or its agents or representatives violate the confidentiality requirements of Section 23 below. BUYER HEREBY INDEMNIFIES SELLER FROM ANY AND ALL LIABILITIES AND LOSSES (INCLUDING MECHANICS’ LIENS) ARISING OUT OF ANY SUCH ENTRY ONTO THE PROPERTY BY BUYER OR ITS AGENTS, OR REPRESENTATIVES; PROVIDED, HOWEVER, THAT BUYER’S INDEMNITY SHALL NOT EXTEND TO OR COVER ANY LIABILITIES OR LOSSES (I) ARISING OUT OF OR ATTRIBUTABLE TO A DIMINUTION IN THE VALUE OF THE PROPERTY AS A CONSEQUENCE OF THE RESULTS REVEALED BY THE TESTS, INSPECTIONS, AND STUDIES CONDUCTED BY BUYER OR (II) THE DISCOVERY, EXPOSURE, OR RELEASE OF HAZARDOUS SUBSTANCES OR MATERIALS EXISTING IN, ON OR UNDER THE SURFACE OF THE PROPERTY AS OF THE DATE SUCH INSPECTIONS ARE CONDUCTED BY OR ON BEHALF OF BUYER. THIS SECTION 8 WILL SURVIVE CLOSING OR THE TERMINATION OF THIS AGREEMENT.

     Section 9. Survey. Seller has delivered to Buyer the Survey.
     Section 10. Title Commitment. Seller has delivered to Buyer the Title Commitment, along with all documents listed on Schedule B thereto (“Schedule B Documents”), binding the Title Company to issue an Owner’s Policy of Title Insurance (the “Owner’s Title Policy”).
     Section 11. Title/Survey Review and Approval.
          (a) Buyer has until seven (7) days after the Effective Date (the “Title/Survey Review Period”) in which to give Seller Notice (as hereinafter defined) of objections (if any) to the exceptions to title set forth in Schedule “B” of the Title Commitment (“Exceptions”) and/or objections (if any) to matters shown on the Survey. Any Exceptions not objected to by Buyer within said time period shall be deemed for all purposes hereunder to constitute “Permitted Exceptions”, and any matter disclosed on the Survey, but not objected to by Buyer within said time period, shall be deemed accepted by Buyer.
          (b) If Buyer provides Notice of any objections to Seller in the time and manner provided herein, Seller may at its option, but shall not be obligated to, cure such objections within five (5) days after receipt of such Notice (the “Cure Period”).
          (c) If Seller fails or is unwilling to cure Buyer’s objections within the Cure Period, Buyer may, as its sole and exclusive remedy either:
     (i) terminate this Agreement by Notice given to Seller prior to the fifth (5th) day following the earlier of: (A) the expiration of the Cure Period; or (B) Seller’s Notice to Buyer of Seller’s unwillingness or inability to cure Buyer’s objections; or
     (ii) waive any uncured objections, in which case such objections are deemed to be approved by Buyer and included as Permitted Exceptions.
          (d) Failure by Buyer to terminate this Agreement in the manner and within the time period specified herein shall constitute Buyer’s deemed approval of the Survey and Title Commitment, including any uncured objections, and all matters contained on Schedule B of the Title Commitment shall be considered Permitted Exceptions. Upon termination of this Agreement as provided in Section 11(c), the Earnest Money (but not the Option Fee except in the event of a Seller Default) shall be returned to Buyer, and neither Party shall have any further obligation to the other pursuant to this Agreement, except those obligations that expressly survive the termination of this Agreement (including Buyer’s indemnification obligations under Section 8 and Buyer’s confidentiality obligations under Section 23).
          (e) Notwithstanding anything to the contrary contained herein, Seller shall discharge (or otherwise cause to be deleted) all monetary liens and mechanic’s and materialmen’s liens against the Property and satisfy all other requirements and matters set forth on Schedule C of the Title Commitment for which Seller is responsible, at or prior to Closing and such Schedule C matters shall not become Permitted Exceptions hereunder. All matters set forth in the Title Commitment and Survey that are approved or deemed approved by Buyer in accordance herewith and the matters identified therein shall be included as Permitted Exceptions;

provided, however, if the Title Company revises the Title Commitment after the expiration of the Title/Survey Review Period to add or modify exceptions or to delete or modify the conditions to obtaining any endorsement requested by Buyer during the Title/Survey Review Period if such additions, modifications or deletions are not acceptable to Buyer and are not removed by the Closing Date, then the Title/Review Period shall be deemed to commence once again as of the date Buyer receives Notice of such modifications, additions or deletions and the Cure Period, Due Diligence Period and Closing Date shall each be extended accordingly.
     Section 12. Tenant Estoppel Certificates. Seller agrees to request from each of the Tenants and agrees to use commercially reasonable efforts (without any obligation on Seller’s part to expend any funds) to obtain from each of the Tenants a signed estoppel certificate in the form attached hereto as Exhibit D, as such form may be modified in order to comply with the requirements of the particular Lease from that Tenant (the “Tenant Estoppel Certificates”); provided, however, Seller shall be required to deliver to Buyer within five (5) business days prior to Closing, an executed Tenant Estoppel Certificate from each of the following Tenants (the “Major Tenants”): (i) Rivicor, Inc., (ii) The County Line Riverwalk, Inc. (iii) Howl at the Moon-San Antonio, Inc. and (iv) Hard Rock Café International (S.A.), Inc. Seller agrees to commence its efforts to obtain Tenant Estoppel Certificates within one (1) day after the Due Diligence Deadline. Buyer will make no attempts prior to the Closing Date (defined below) to obtain Tenant Estoppel Certificates or otherwise violate the confidentiality requirements of Section 23 below.
     In the event Seller is unable to obtain Tenant Estoppel Certificates from any of the Tenants (other than the Major Tenants, which Tenant Estoppel Certificates are required) by the Closing Date, then: (i) Seller shall deliver to Buyer a Landlord’s Estoppel Certificate in the form attached hereto as Exhibit E for each such Tenant, and (ii) Buyer shall accept such Landlord Estoppel Certificates in substitution for the Tenant Estoppel Certificates. In the event Seller or Buyer subsequently obtains any of the outstanding Tenant Estoppel Certificates, then such certificate(s) shall replace and supersede the respective Landlord Estoppel Certificate(s), and Seller shall immediately be released from any liability that might otherwise arise from such Landlord Estoppel Certificate(s). Buyer acknowledges and agrees that Seller shall have no duty or obligation to update Buyer after the Closing with respect to any facts that may arise with respect to any Landlord’s Estoppel Certificate after the Closing Date. The provisions of this paragraph shall survive Closing.
     Section 13. Conditions to Closing.
          (a) Buyer shall not be obligated to close the purchase and sale transaction contemplated by this Agreement until all of the following conditions have been satisfied:
     (i) Seller has delivered or caused to be delivered to Title Company, at Seller’s cost and expense, each of the following items, for release to Buyer upon Buyer’s satisfaction of the requirements of Section 13(b):
          (A) A special warranty deed (the “Deed”) for the Real Property, duly executed and acknowledged, conveying the Real Property to Buyer, in the form of Exhibit F attached hereto, subject only to the Permitted Exceptions;

          (B) An executed counterpart of the assignment and assumption of the Leases and the Assumed Contracts in the form of Exhibit G attached hereto (the “Assignment”);
          (C) An original executed letter to each Tenant regarding Buyer’s acquisition of the Property and assumption of Seller’s interest in the Leases, in the form of Exhibit H attached hereto (the “Tenant Notices”);
          (D) An original executed certification of nonforeign status in the form of Exhibit I attached hereto;
          (E) An original executed bill of sale and general assignment of intangibles, in the form of Exhibit J attached hereto (the “Bill of Sale”);
          (F) An executed affidavit as to debts, liens and parties in possession, in the form of Exhibit K attached hereto;
          (G) An executed Maintenance Services Agreement, in the form of Exhibit L attached hereto (the “Maintenance Services Agreement”);
          (H) An assignment of that certain lease agreement dated                      by and between Seller and the City of San Antonio (the “Riverwalk Lease”) with respect to the leasing of the Riverwalk Space in the form of Exhibit M attached hereto, executed by Seller and if required under the terms of the Riverwalk Lease, consented to by the City of San Antonio (the “Riverwalk Lease Assignment”); and
          (I) Such evidence or documents as may be reasonably required by Title Company evidencing the status and capacity of Seller and the authority of the person or persons who are executing the various documents on behalf of Seller in connection with the sale hereunder.
     (ii) Seller has delivered to Buyer such other documents as reasonably may be required by Title Company in order to fully and legally close this transaction.
     (iii) Seller’s representations and warranties contained herein shall be true and correct as of the date of this Agreement and the Closing Date.
     (iv) There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Seller, any Major Tenant, or Starbucks that would materially and adversely affect the operation or value of the Property.
     (v) There shall exist no pending or threatened action, suit or proceeding with respect to Seller before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transactions contemplated hereby.
          (b) Seller shall not be obligated to close the purchase and sale transaction contemplated by this Agreement until all of the following conditions have been satisfied:
     (i) Funds in the full amount of the Purchase Price have been delivered to Title Company for release to Seller upon Seller’s satisfaction of the requirements of Section 13(a);
     (ii) Buyer shall have executed and delivered to Title Company, for release to Seller upon Seller’s satisfaction of the requirements of Section 13(a), the Assignment, the Tenant Notices, the Maintenance Services Agreement, the Riverwalk Lease Assignment and such other documents as reasonably may be required by Title Company in order to fully and legally close this transaction.
     (iii) Buyer’s representations and warranties contained herein shall be true and correct as of the date of this Agreement and the Closing Date.
     (iv) There shall exist no pending or threatened action, suit or proceeding with respect to Buyer before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transactions contemplated hereby.
          (c) If any of the foregoing conditions to Buyer’s or Seller’s obligation are not satisfied or waived on or before the Closing Date, and the transaction does not close as a result of such failure or lack of waiver, then all items delivered shall, upon written request therefore, be immediately returned, and the Parties will have the respective remedies provided in Section 20 hereof, as applicable.
     Section 14. Closing. The closing of the transactions and settlement of funds contemplated herein (“Closing”) shall take place at the offices of Title Company or at such place as may be mutually agreed in writing by the Parties. The time and date of Closing shall be at 10:00 a.m., San Antonio, Texas time on the thirty-fifth (35th) calendar day after the expiration of the Due Diligence Deadline, or earlier if mutually agreed in writing by the Parties (the “Closing Date”). Notwithstanding the foregoing sentence, provided (a) Seller gives Buyer Notice at least five (5) days prior to the Closing Date and (b) Seller has been unable to obtain Tenant Estoppel Certificates from all the Major Tenants, then Seller shall have a one time right to extend the Closing Date for a period of up to thirty (30) days solely for the purpose of obtaining such Tenant Estoppel Certificates.
          (a) The Parties may either attend Closing in person or cause their obligations to be fulfilled via federal wire transfer and delivery of documents by reliable means (as applicable) no later than 9:00 a.m., San Antonio, Texas time on the day of Closing.
          (b) At Closing, following satisfaction of all requirements and conditions specified in Section 13 hereof:

     (i) Buyer shall instruct the Title Company to transfer the funds constituting the remainder of the Purchase Price to such account as Seller may have designated;
     (ii) Seller shall instruct Title Company to record the Deed;
     (iii) The Parties shall instruct the Title Company to release the executed documents that were provided by them, such that the documents may be delivered to both Parties in their fully executed form;
     (iv) Title Company is not authorized to record the Deed or deliver the fully executed documents held in escrow to Buyer until Title Company: (A) has in its possession all documents to be executed and delivered by Buyer; (B) has in its possession the funds constituting the remainder of the Purchase Price; and (C) is prepared to deliver such funds to Seller in immediately available funds; and
     (v) Title Company is not authorized to deliver the fully executed documents held in escrow, or the funds constituting the remainder of the Purchase Price, to Seller until Title Company: (A) has in its possession all documents to be executed and delivered by Seller; (B) is prepared to record and deliver such documents necessary to consummate the transactions hereunder; and (C) is committed to deliver the Owner’s Title Policy to Buyer.
     Section 15. Prorations and Credits.
          (a) Real property taxes, personal property taxes, and special assessments in connection with the Property for the year of Closing shall be prorated as of the Closing Date. If the actual amounts to be prorated are not known as of the Closing Date, the prorations shall be made on the basis of the most recent appraisal available from the Bexar County Appraisal District and the most recent tax rates from the Bexar County Tax Assessor. When the actual tax bill for the Property is received by either Party, such Party shall provide Notice of its receipt and a copy of such bill to the other Party; thereafter, the Parties shall promptly make a cash settlement based upon the actual tax rates and appraised values.
          (b) At Closing, all security deposits held by Seller under the Leases will be assigned and transferred to Buyer (which may be effectuated by a credit to Buyer at Closing). Additionally, Buyer shall receive credits in the following amounts at Closing to be applied toward the Purchase Price: (i) $120,000 for the amount owed as a tenant finishout allowance to Starbuck’s Corporation (“Starbuck’s”) under its lease dated May 20, 2005 (the “Hear Music Lease”), and (ii) $32,901.10 for the amount owed as a broker’s commission to Brent Clifton for services provided in connection with the Hear Music Lease. Upon Closing, Buyer assumes responsibility for the payment of the obligations identified in the previous sentence.
          (c) Seller shall retain any Rent received by Seller as of the Closing Date, which is applicable to the month in which the Closing occurs or before; provided, however, that Buyer shall receive a credit on the closing statement for an amount equal to the portion of such Rent that is applicable to the Closing Date through the end of the month in which the Closing occurs. As used herein, the term “Rent” includes all payments or sums chargeable to Tenants under the Leases, including but not limited to, basic rent, percentage rent, CAM charges, “pass-throughs”, expenses, and other costs. Delinquent Rent shall not be prorated.
     (i) Buyer agrees that, with respect to any delinquent Rent that accrues during periods of time prior to the Closing Date (regardless of when actually received, reconciled, or charged, the “Pre-Closing Rent”), if Buyer collects such Pre-Closing Rent then such Pre-Closing Rent shall be forwarded to Seller, after deducting the costs, if any of collections, within three (3) Business Days of receipt thereof by Buyer.
          (A) After Closing, Buyer shall bill and attempt to collect any Pre-Closing Rent in the ordinary course of business, but shall not be obligated to engage a collection agency or take legal action to collect any such Pre-Closing Rent. For a period of one (1) year after Closing, Seller is permitted to pursue any Tenant for Pre-Closing Rent, but agrees to do so in a commercially reasonable manner and without filing any lawsuits against such Tenants.
          (B) Buyer and Seller each agree to provide the other with reports and statements showing the amounts and collection status of Pre-Closing Rent, including all information necessary to reconcile percentage rents, CAM charges, and all other items not included in the base rental amounts. Upon five (5) Business Days’ Notice, Buyer and Seller each agree to permit the other party to review their books and records with respect to the Property in their respective place of business in order to verify the amounts due with respect to the Pre-Closing Rent.
     (ii) Seller agrees to forward to Buyer, within three (3) Business Days of receipt thereof, any Rent received after Closing for periods of time following Closing.
     (iii) As of the Effective Date, Starbuck’s is leasing two different spaces at the Property under two separate leases: (i) a space containing approximately 1,853 square feet (the “Original Starbuck’s Space”), as leased to Starbuck’s under a lease executed in November of 1994 (the “Original Starbuck’s Lease”), and (ii) a space containing approximately 5,969 square feet (the “Hear Music Space”), as leased under the Hear Music Lease. It is contemplated that Starbuck’s will open for business at the Hear Music Space in the Fall of 2005, and will cease operations in the Original Starbuck’s Space at approximately 30 days later. In connection with Starbuck’s transfer of operations from the Original Starbuck’s Space to the Hear Music Space, Seller agrees that Buyer shall receive credits in the following amounts at Closing to be applied toward the Purchase Price:
          (A) $37,993 (the “Hear Music Credit”) [NEED TO CONFIRM AMOUNT] to provide supplemental cash flow until the estimated time that Starbuck’s makes it’s first rent payment under the Hear Music Lease. This amount is an estimate of the Rent that would be due under the Hear Music Lease from the Closing Date until the [insert the date which is 120 days from the date on which the building permit is received]. In the event Starbuck’s opens for business under the Hear Music Lease prior to [insert the date which is 120 days from the date on which the building permit is received], Buyer shall immediately return a prorated portion of the Hear Music Credit to Seller.
          (B) $26,632 (the Starbuck’s Credit”) [NEED TO CONFIRM AMOUNT] to provide supplemental cash flow while Buyer attempts to locate a replacement tenant for the Original Starbuck’s Space. This amount is an estimate of the Rent that would be due under the Original Starbuck’s Lease for a period of six months, commencing on the Date of Closing, net of any Rent actually received. In the event a replacement tenant occupies the Original Starbuck’s Space, or begins paying rent before the 180th day after the Closing Date, Buyer shall immediately return a prorated portion of the Starbuck’s Credit to Seller.
          (C) Buyer agrees to notify Seller of (i) the date Starbuck’s opens for business under the Hear Music Lease, and (ii) the date a replacement tenant occupies the Original Starbuck’s Space, or begins paying rent. Until the later of the two dates listed in subparagraphs (i) and (ii) above, Buyer also agrees to provide Seller promptly with reports and statements showing the amounts and collection status of Rents received for the Original Starbuck’s Space and the Hear Music Space.
          (d) Charges under all Assumed Contracts (if applicable) shall be prorated on a per diem basis as of the Closing Date, disregarding any discount or penalty and on the basis of the fiscal year or billing period of the person levying or charging for the same. Charges for water, electricity, sewer rental, gas, telephone and all other utilities shall not be prorated but, rather, instructions shall be given to the utility companies by Seller (with a duplicate copy of such instruction being provided concurrently to Buyer) to read the meters on the Closing Date and to issue separate statements thereafter. In the event that any provider of utilities shall refuse to issue separate statements in the manner aforesaid, applicable utility charges shall be prorated such that all charges accruing for the period prior to Closing Date shall be charged to Seller and all charges accruing after the Closing Date shall be charged to Buyer. Buyer shall be responsible for the billing and collection of any reimbursable utility charges from the Tenants with respect to all periods after the Closing Date and shall credit Seller at Closing for any uncollected, reimbursable utility charges from the Tenants with respect to all periods prior to the Closing Date, provided that such charges are otherwise not delinquent. Seller and Buyer shall cooperate to cause the transfer of the Property’s telephone number(s) and utility accounts from Seller to Buyer.
     If estimated utility charges and/or operating expenses are used to calculate the prorated amounts at Closing, the Parties agree that, when the actual amount of such utilities and other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the Parties agree to adjust the proration of such utilities and other operating expenses and, if necessary, to refund or repay such sums as shall be necessary to effect such adjustments.
          (e) The provisions of this Section 15 shall survive Closing.

     Section 16. Real Estate Commission. Neither Buyer nor Seller has used a broker or intermediary to negotiate this transaction except for Tom Salanty of Cushman & Wakefield (“Broker”). Seller shall pay Broker its fee if, as and when Closing occurs pursuant to a separate agreement between Seller and Broker. Buyer and Seller hereby indemnify, defend and hold the other harmless from and against any and all claims, losses, costs and expenses, including reasonable counsel fees, resulting from any claims that may be made through that Party against the other by any other broker or intermediary claiming a commission.
     Section 17. Expenses. At Closing:
          (a) Seller shall pay: (i) all charges for Seller’s legal fees; (ii) one-half (1/2) of any escrow fee charged by the Title Company; (iii) the cost of recording any release of liens; (iv) the basic premium for the Owner’s Title Policy (but not the cost to insure any exceptions, obtain any deletions, or provide any endorsements);
          (b) Buyer shall pay: (i) all charges for Buyer’s legal fees; (ii) one-half (1/2) of any escrow fee charged by the Title Company; (iii) the premium or extra expense in connection with the Owner’s Title Policy that the Title Company charges to insure any exceptions, obtain any deletions, or provide any endorsements; (iv) the cost of recording the instruments of conveyance contemplated by this Agreement; (v) the cost of updates and changes to the Survey after delivery thereof by Seller to Buyer; and
          (c) Except as expressly provided herein, all other Closing costs not allocated to a Party pursuant to the terms hereof shall be paid by the Party incurring same. The provisions of this Section 17 shall survive Closing.
     Section 18. Operation of Property. Between the Effective Date and the Closing Date, (i) Seller will continue to enforce the terms of the Leases and will not take or omit to take any action which reasonably could be expected to have a materially adverse effect on Seller’s title to the Property or the condition of the Property, (ii) Seller will not amend, terminate or enter into any Lease without Buyer’s prior written consent in each instance and (iii) Seller will not enter into any contract that will be an obligation affecting the Property subsequent to the Closing except contracts entered into in the ordinary course of business that are terminable without cause on 30-days notice. During the Due Diligence Period, Seller will not enter into any contracts or agreements (whether binding or not) regarding any disposition of the Property, will place a “Contract Pending” sign next to any listing or realtor signs located on or near the Property, and will inform anyone inquiring about the Property that the Property is currently under a pending contract. Upon the expiration of the Tenant Interview Period, and during the pendency of the contract, Seller will remove the Property from any listings or brokerage arrangements, will not further list the Property with any broker or otherwise solicit or make or accept any offers to sell the Property, will not engage in any discussions or negotiations with any third party with respect to the sale or other disposition of the Property, and will not enter into any contracts or agreements (whether binding or not) regarding any disposition of the Property.

     Section 19. Condemnation and Casualty.
          (a) If after the Effective Date and prior to the Closing all or a part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain, is taken by eminent domain or condemnation (or sale in lieu thereof), or Seller participates in negotiations in lieu of a condemnation action (a “Condemnation Action”), then upon obtaining knowledge of the Condemnation Action, Seller will notify Buyer of the pendency of such proceedings in writing (the “Condemnation Notice”). Buyer may observe any such negotiations and proceedings, and Seller shall from time to time deliver to Buyer all instruments reasonably requested by it. If the Condemnation Action would allow one or more of the Major Tenants to terminate pursuant to the terms of its Lease, Buyer may terminate this Agreement and cause the Earnest Money (but not the Option Fee except in the event of a Seller Default) to be returned to Buyer, after which neither Party shall have any further obligation to the other pursuant to this Agreement, except for obligations that expressly survive the termination hereof (including Buyer’s indemnification obligations under Section 8 and Buyer’s confidentiality obligations under Section 23). If no such election is made by Buyer within five (5) Business Days following its receipt of the Condemnation Notice, or if the Condemnation Action does not permit this Agreement to be terminated, this Agreement shall remain in full force and effect and the transactions contemplated herein, less any interest taken (or proposed to be taken) by eminent domain or condemnation, shall be effected with no further adjustment, and upon the Closing, Seller shall assign, transfer, and set over to Buyer all of the right, title, and interest of Seller in and to any awards that have been or that may thereafter be made for such taking (subject to the rights of Tenants under the Leases in connection with such awards).
          (b) If all or any part of the Property is damaged or destroyed by fire or other casualty (a “Casualty”), Seller shall immediately notify Buyer of the damage and provide the estimated amount of the damage (the “Casualty Notice”). If the Casualty permits one or more of the Major Tenants to terminate pursuant to the terms of its Lease, Buyer may terminate this Agreement and cause the Earnest Money (but not the Option Fee except in the event of a Seller Default) to be returned to Buyer, after which neither Party will have any further obligation to the other pursuant to this Agreement, except for obligations that expressly survive the termination hereof (including Buyer’s indemnification obligations under Section 8 and Buyer’s confidentiality obligations under Section 23). If no such election is made by Buyer within five (5) Business Days following its receipt of the Casualty Notice, or if the Casualty does not permit this Agreement to be terminated, this Agreement shall remain in full force and effect and the transactions contemplated herein, subject to the Casualty, shall be effected with no further adjustment, and upon the Closing, Seller shall assign, transfer, and set over to Buyer all of the right, title, and interest of Seller in and to any insurance awards that have been or that may thereafter be made for such casualty (subject to the rights of Tenants under the Leases in connection with such awards).
     Section 20. Remedies / Limitation on Liability.
          (a) If Seller defaults in its obligations under this Agreement and fails to cure such default within five (5) Business Days after receipt of Notice from Buyer of such default (a “Seller Default”), then Buyer’s sole and exclusive remedy shall be, at Buyer’s option, either (i) to terminate this Agreement by furnishing Notice of such termination to Seller, in which case the Earnest Money (including the Option Fee) shall be returned to Buyer, and Seller will not have any further liability to Buyer, or (ii) to seek specific performance of this Agreement (in which case Seller shall reimburse Buyer for reasonable attorneys’ fees actually incurred in the enforcement of specific performance by Buyer).
          (b) IF BUYER DEFAULTS IN ITS OBLIGATIONS UNDER THIS AGREEMENT AND FAILS TO CURE SUCH DEFAULT WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF NOTICE FROM SELLER OF SUCH DEFAULT (EXCEPT FOR BUYER’S FAILURE TO CLOSE ON THE CLOSING DATE, FOR WHICH BUYER WILL NOT BE ENTITLED TO NOTICE AND AN OPPORTUNITY TO CURE, SINCE THE TIMING OF THE CLOSING DATE IS MATERIAL TO SELLER), THEN SELLER’S SOLE AND EXCLUSIVE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO BUYER AND RETAIN THE EARNEST MONEY AS LIQUIDATED DAMAGES (AS WELL AS THE OPTION FEE), IT BEING ACKNOWLEDGED BY BUYER AND SELLER THAT ACTUAL DAMAGES SUFFERED BY SELLER IN SUCH EVENT WILL BE DIFFICULT OR IMPOSSIBLE TO MEASURE AND THAT THE EARNEST MONEY REPRESENTS A GOOD FAITH ESTIMATE THEREOF; provided, however, that the Earnest Money shall not limit the liability of Buyer to Seller for Buyer’s indemnity obligations under Section 8 and Buyer’s confidentiality obligations under Section 23.
          (c) NEITHER PARTY SHALL HAVE ANY LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
The provisions of this Section 20 shall survive the Closing or a termination of this Agreement.
     Section 21. Notices. All notices, demands or other communications of any type (herein collectively referred to as “Notices”) given by Seller to Buyer or by Buyer to Seller, whether required by this Agreement or in any way related to the transaction contracted for herein, shall be given in accordance with the provisions of this Section 21. Notices shall be provided to the Parties and addresses (or facsimile numbers, as applicable) specified on the signature page.
          (a) All Notices shall be in writing and delivered to the person to whom the Notices are directed, in person, by United States mail as a registered or certified item (return receipt requested), by a nationally recognized overnight courier (such as United Parcel Service or FedEx) provided that a signature evidencing receipt is requested, or by facsimile transmission.
          (b) Provided that the delivery attempt for such Notice is made between the hours of 8:00 a.m. and 5:00 p.m. at the recipient’s location on a Business Day:
          (i) Notices given via facsimile transmission shall be effective upon receipt thereof so long as receipt of the transmission is confirmed by a report generated by the sender’s facsimile machine and a copy of the correspondence (together with such report) is also sent by overnight courier as provided above;

          (ii) Notices given in person will be deemed received on the earlier of actual receipt or when first refused;
          (iii) Notices given via overnight courier in accordance with the terms hereof will be deemed received on the earlier of the first Business Day that the sender schedules delivery to occur, or when first refused; and
          (iv) Notices given via United States mail in accordance with the terms hereof will be deemed received on the earlier of the third Business Day after placing such Notice in the custody of the United States Postal Service (evidenced by the postmark stamped thereon whether or not actually received), or when first refused.
          (c) Any Party hereto may, at any time by giving five (5) Business Days’ Notice to the other Party hereto, designate any other address(es) and/or person(s) in substitution of, or in addition to, the addresses and persons to which such Notice shall be given.
     Section 22. Assignment. Except as provided below in this Section, the rights and obligations of Buyer arising under this Agreement may not be assigned without the prior written consent of Seller, which consent may be granted or withheld in the sole discretion of Seller. The rights and obligations of Buyer under this Agreement may, without the prior written consent of Seller, be assigned to an entity owned or controlled by Buyer, conditioned on the following: (a) the assignee shall be bound by all approvals and waivers, actual and deemed, by Buyer prior to the assignment and shall assume in writing all of Buyer’s obligations hereunder; and (b) no such assignment shall relieve the Buyer named herein from any obligation, duty, or liability under this Agreement, including confidentiality obligations and indemnification obligations; (c) Seller must be provided written notice of and a copy of any such assignment and assumption at least five (5) Business Days prior to the Closing; and (d) Seller will have no obligation to obtain reliance letters or revisions to certifications of the Survey or other Due Diligence Materials in favor of Buyer’s assignee, all of which will be done at Buyer’s cost without delaying Closing. Upon such assignment, Buyer shall remain primarily liable for the performance of its obligations under this Agreement.
     Section 23. Confidentiality. Buyer acknowledges that Buyer has obtained certain information about the Property from the Broker prior to the execution of this Agreement, and in connection therewith, has executed a certain Confidentiality Agreement For Signature By Prospective Purchasers dated July 19, 2005 (the “Broker Confidentiality Agreement”). Buyer confirms and agrees that Seller is a beneficiary of Buyer’s obligations under the Broker Confidentiality Agreement, which are incorporated herein by reference, and that Buyer has not breached and will not breach its obligations under the Broker Confidentiality Agreement. Without limiting the foregoing, Buyer hereby agrees that (i) until the Closing it shall keep strictly confidential this transaction, the Purchase Price, the economic terms and other financial information connected hereto, and any documents received from Seller or Broker and (ii) after the Closing it shall keep strictly confidential the Purchase Price, the economic terms and other financial information connected hereto, and any documents received from Seller or Broker. Notwithstanding anything to the contrary contained in this Section 23 or this Agreement, Buyer shall have the right to reveal any of the foregoing confidential information at any time to Buyer’s directors, officers, shareholders or employees as well as Buyer’s counsel, accounting firms and financial institutions to the extent necessary to comply with: (a) Buyer’s obligations hereunder; and (b) laws and regulations applicable to Buyer. Without limiting the foregoing, BUYER UNDERSTANDS THAT, SUBJECT TO AND EXCEPT AS PROVIDED FOR IN SECTION 7(B) OF THIS AGREEMENT, WITHOUT THE SELLER’S EXPRESS WRITTEN CONSENT, BUYER IS SPECIFICALLY PROHIBITED FROM CONTACTING: (i) THE EXISTING TENANTS OF THE PROPERTY, OR (ii) THEIR RESPECTIVE MANAGERS AND EMPLOYEES, OR (iii) SELLER’S ON-SITE MAINTENANCE PERSONNEL OR EMPLOYEES, OR DISCUSSING THE POTENTIAL SALE OF THE PROPERTY WITH ANY OF THE FOREGOING. The provisions of this Section 23 survive the termination of this agreement.
     Section 24. Miscellaneous.
          (a) This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas. VENUE FOR ANY DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE IN THE FEDERAL OR STATE COURTS OF BEXAR COUNTY, TEXAS. In the event of any litigation between Seller and Buyer with respect to the Property or this Agreement, the prevailing Party shall be entitled to collect its reasonable attorneys’ fees and expenses from the losing Party.
          (b) Time is of the essence with respect to the Parties’ obligations hereunder. Periods of time shall be measured in calendar days unless otherwise stated. If any performance is required on a Saturday, a Sunday or any holiday, such performance will be due on the next succeeding day which is not a Saturday, a Sunday or a federal holiday under the laws of the United States of America (such succeeding day being a “Business Day”).
          (c) This Agreement may not be modified or amended except by an agreement in writing signed by Seller and Buyer, and upon any delivery of this Agreement into escrow upon execution, Title Company shall be deemed to have been so instructed. A Party may waive any of the conditions contained herein or any of the obligations of the other Party hereunder, but any such waiver shall be effective only if in writing and signed by the Party waiving such conditions or obligations, and upon any delivery of this Agreement into escrow upon execution, Title Company shall be deemed to have been so instructed.
          (d) This Agreement shall be binding upon and inure to the benefit of all successors and permitted assigns of the Parties.
          (e) This Agreement shall not create any third party beneficiary rights.
          (f) The descriptive headings of the several sections contained in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
          (g) This Agreement, including the Exhibits hereto, constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the Parties in connection therewith.

          (h) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one and the same instrument.
          (i) This Agreement shall not be recorded by either Party in any office or place of public record, and, if Buyer shall record this Agreement or cause or permit same to be recorded, Seller may, at its option, elect to treat such act as a default by Buyer of this Agreement.
          (j) If any one or more of the provisions contained in this Agreement are for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
          (k) Except as otherwise provided herein: (i) all notice to third parties and all other publicity concerning the transactions contemplated hereby shall be jointly planned and coordinated by and between Buyer and Seller; and (ii) none of the Parties shall act unilaterally in this regard without the prior written approval of the other, which approval may be withheld in a Party’s sole discretion.
     Section 25. 1031 Exchange. Seller may consummate Seller’s sale of the Property as part of a so-called like kind exchange (the “Exchange”) pursuant to the Section 1031 of the Internal Revenue Code, provided that: (a) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition or precedent or condition subsequent to Seller’s obligation under this Agreement; (b) Seller shall effect the Exchange through the assignment of this Agreement, or its rights under this Agreement, to a qualified intermediary, and Buyer shall not be required to take assignment of a purchase agreement for the exchange property or be required to acquire or hold title to any real property for purposes of consummating the Exchange; and (c) the Exchange will neither increase the obligations of Buyer hereunder, nor increase the cost to Buyer hereunder. Buyer agrees to acknowledge (the “Acknowledgment”) receipt of a notice that such Exchange will take place.
     Section 26. 3-14 Audit. At no cost to itself, Seller will make reasonable efforts to cooperate with Buyer’s auditors in relation to Rule 3-14 of the Securities and Exchange Commission Regulation S-X audit for significant transactions. Seller understands that such cooperation will require access to accounting records related to the Property, and that Seller will be required to make reasonably requested representations to the auditor about the accounting records related to the Property. The completion of the audit is not required before Closing, and it will not affect the due diligence or Closing.
     Section 27. Effective Date. The effective date of this Agreement (the “Effective Date”) shall be the date on which a fully executed copy of this Agreement has been delivered to and receipted by the Title Company.
     Section 28. Exhibits. The following Exhibits are attached to and incorporated into this Agreement:
Exhibit A – Leases – Section 2(c)
Exhibit B – Assumed Contracts – Section 2(d)

Exhibit C – Due Diligence Materials – Section 6
Exhibit D – Form of Tenant Estoppel Certificate – Section 12
Exhibit E – Form of Seller’s Estoppel Certificate – Section 12
Exhibit F –Form of Special Warranty Deed – Section 13(a)(i)(A)
Exhibit G – Form of Assignment and Assumption of Leases and Contracts – Section 13(a)(i)(B)
Exhibit H – Form of Tenant Notice Letter – Section 13(a)(i)(C)
Exhibit I – Form of Certification of Nonforeign Status – Section 13(a)(i)(D)
Exhibit J – Form of Bill of Sale – Section 13(a)(i)(E)
Exhibit K – Form of Affidavit as to Debts and Liens – Section 13(a)(i)(F)
Exhibit L – Form of Maintenance Services Agreement – Section 13(a)(i)(G)
Exhibit M – Form of Riverwalk Lease Assignment – Section 13(a)(i)(H)
Signature Page Follows

     Executed by the Parties as of the Effective Date.

SELLER:			BUYER:

Midland Real Estate Company, L.P.,			AmREIT Realty Investment Corporation,
a Delaware limited partnership			a Texas corporation

By:	Boulder Creek Management, L.L.C.,		By:	/s/ H. Kerr Taylor, President

	a Delaware limited liability company			H. Kerr Taylor, President
its sole general partner

	By:	/s/ Jack J. Spector

Jack J. Spector, President

Notice Address:	Notice Address:
Midland Real Estate Company, L.P.	AmREIT Realty Investment Corporation
Attention: Jack J. Spector	Attn: Tenel H. Tayar
315 East Commerce Street, Suite 300	8 Greenway Plaza, Suite 1000
San Antonio, Texas 78205	Houston, Texas 77046
Telephone Number: (210) 225-3053 (x 222)	Telephone Number: (713) 860-4941
Fax Number: (210) 225-5910	Facsimile Number: (713) 850-0498

With a copy to:	With a copy to:
Midland Real Estate Company, L.P.	Mayer, Brown, Rowe & Maw LLP
Attention: John Beauchamp	Attn: Deann K. Lanz
315 East Commerce Street, Suite 300	700 Louisiana St., Suite 3600
San Antonio, Texas 78205	Houston, Texas 77002
Telephone Number: (210) 225-3053 (x 234)	Telephone Number: (713)546-0597
Fax Number: (210) 225-5910	Facsimile Number: (713) 632-1897

and a copy to:
John B. Stewart, Esq.
Cox Smith Matthews Incorporated
112 E. Pecan St., Suite 1800
San Antonio, Texas 78205
Telephone Number: (210) 554-5513
Facsimile No.: (210) 226-8395

TITLE COMPANY
(Receipt of Agreement and Effective Date)
The undersigned hereby acknowledges receipt of this Agreement on the date listed below, and agrees to serve as Title Company hereunder and to perform in accordance with the terms hereof.
Chicago Title Insurance Company

By:

Title:
Name:	Date:	(“Effective Date”)

TITLE COMPANY
(Receipt of Earnest Money)
The undersigned hereby acknowledges receipt of the sum of One Hundred Thousand Dollars ($100,000) from Buyer as the Option Fee and the sum of Seven Hundred Fifty Thousand Dollars ($750,000) from Buyer as the Earnest Money.
Chicago Title Insurance Company

By:
Title:
Name:	Date:

Exhibit A
Leases
1.	Retail Lease with Rivicor, Inc., dated October 18, 1993
•	Amendment to Retail Lease dated January 12, 1995

•	Rider to Retail Lease dated effective as of February 1, 2003

•	Renewal to Rider to Retail Lease dated effective as of February 1, 2004

•	Second Renewal to Rider to Retail Lease dated effective as of February 1, 2005

•	Letter exercising the option to renew the Retail Lease

•	Sublease Agreement, San Antonio Riverwalk
2.	Retail Lease with The County Line Riverwalk, Inc. dated December 20, 1993
•	Amendment to Retail Lease dated January 31, 1995

•	Consent and Subordination dated January 26, 1995

•	Letter exercising the option to renew the Retail Lease

•	Sublease Agreement, San Antonio Riverwalk
3.	Retail Lease with Howl at the Moon-San Antonio, Inc. dated May 11, 1994
•	Letter dated June 17, 1999, exercising the option to renew the Retail Lease

•	Letter dated July 19, 2004, exercising the option to renew the Retail Lease
4.	Retail Lease with Swig, Inc. dated January 14, 1997
•	Correspondence re: exercising the option to renew the Retail Lease
5.	Retail Lease with Alamo City Stuff, L.L.C. dated August 30, 1999
•	First Amendment to Retail Lease dated November 1, 2004
6.	Retail Lease with Remember the Ice Cream! Ltd. dated June 4, 2004

7.	Retail Lease with Starbucks Corporation dated November, 1994
•	Letter dated September 16, 2004, exercising the option to renew the Retail Lease
8.	Retail Lease with Hard Rock Cafe International (S.A.), Inc. dated November 22, 1993
•	Amendment to Retail Lease dated January 25, 1995

•	Second Amendment to Retail Lease dated February 1, 1996

•	Third Amendment to Retail Lease dated July 1, 2001

•	Letter dated December 19, 1996 re: Lease Assignment

•	Sublease Agreement, San Antonio Riverwalk
9.	Commercial Lease with Starbucks Corporation dated May 20, 2005

A- 1

Exhibit B
Assumed Contracts
1.	Master Maintenance Agreement with Dover Elevator Company dated February 1, 1996
•	Recent invoice for said Agreement
2.	Commercial Sales Agreement with ADT dated July 23, 1998
•	Recent invoice for said Agreement
3.	Security Services Agreement with Price Protective Services, Inc. effective May 19, 2005
•	Recent invoice for said Agreement
4.	Service Agreement with Waste Management dated November 30, 2001
•	Recent invoice for said Agreement
5.	Sales and Service Agreement with Arch Wireless dated September 13, 2001
•	Recent invoice for said Agreement
6.	Fire Protection Agreement with Mutual Sprinklers, Inc. dated January 18, 1995
•	Recent invoice for said Agreement
7.	Standard Uniform Rental Service Agreement with Cintas dated November 19, 2002
•	Recent invoice for said Agreement
8.	Maintenance Agreement with Mechanical Maintenance of Texas dated October 1995
•	Recent invoice for said Agreement
9.	Proposal and Service Agreement with Custom Pest Services dated August 27, 1996
•	Recent invoice for said Agreement
10.	Customized Preventative Maintenance Plan with Roto-Rooter dated May 10, 2004

B- 1

Exhibit C
Due Diligence Materials
1.	Prior environmental documents:
•	Closure Letter from the TNRCC dated July 16, 1999

•	Phase I Environmental Site Assessment dated June 22, 1998

•	Remediation of Petroleum Hydrocarbon Impacted Soils – South Bank Project dated November 1994

•	UST Removal/Closure Site Assessment dated March 4, 1994

•	Environmental Subsurface Investigation dated September 4, 1992

•	Comprehensive Site Assessment dated May 28, 1992

•	Phase II Environmental Site Assessment dated February 18, 1992

•	Phase I Environmental Site Assessment dated October 30, 1991

•	Environmental Site Assessment dated September 30, 1991
2.	Certified Rent Roll dated August 10, 2005

3.	Operating Statements for YE 03 and 04 and YTD 05 (through June)

4.	Expense Reimbursement Letters for 2003 and 2004

5.	Property Condition Report dated July 3, 1998

6.	Lease Abstracts Prepared by Cushman & Wakefield
•	Hard Rock Café International (SPT), Inc.

•	Alamo City Stuff, LLC

•	Howl at the Moon – San Antonio, Inc.

•	Rivicor, Inc.

•	Starbuck’s Corporation

•	Swig, Inc.

•	The County Line Riverwalk, Inc.

•	Remember the Ice Cream, Ltd.
7.	Copy of the Construction Plans and Specifications for the Property

8.	Copies of Certificates of Occupancy
•	Remember the Ice Cream, Ltd.

•	Starbuck Coffee Co.

•	San Antonio Beverage, Inc.

•	Joseph Cosniac dba Paesano Riverwalk

•	The County Line River Walk, Inc.

•	Swig, Inc.

•	Benson’s Inc. dba Howl at the Moon Saloon

•	Howl Beverages, Inc. dba Howl at the Moon Saloon

•	Harold A. Gottsacker dba Alamo City Harley-Davidson

C- 1

9.	Tenant sales reports for EOY 2003 and 2004 and YTD 2005 (through June)

10.	Delinquency Reports for EOY 2004 and YTD 2005 (through June)

11.	Previously executed estoppel certificates for the following tenants:
•	Rivicor, Inc.

•	The County Line Riverwalk, Inc.

•	Howl at the Moon Saloon-San Antonio, Inc.

•	Swig, Inc.

•	Starbucks Corporation

•	Hard Rock Café International (STP), Inc.
12.	Copy of the lease agreement between the City of San Antonio and Seller for the Riverwalk Space.
13.	Sublease Agreements for Riverwalk Space (with City Consents to Sublease)
•	Hard Rock Café International (S.A.), Inc.

•	The County Line Riverwalk, Inc.

•	Rivicor, Inc.
14.	Copies of all Leases identified on the attached Exhibit A

15.	Copies of all Assumed Contracts identified on the attached Exhibit B

C- 2

Exhibit D
Form of Tenant Estoppel Certificate
Tenant Estoppel Certificate
“Certificate”

To:	Midland Real Estate Company, L.P. and AmREIT Realty Investment Corporation, and/or their assignees (the “Parties”)

Re:	“Landlord”:	[ ], predecessor-in-interest to Midland.

	“Tenant”:	[ ] [d/b/a ].

	“Premises”:	Suite [ ], 111 West Crockett Street, in San Antonio, Texas 78205, comprised of approximately [ ] [rentable] square feet.

	“Lease”:	[Lease] dated [ ] between Landlord and Tenant covering the Premises with a commencement date of: [ ].

Date: [ , 2005] (“Certificate Date”)

Gentlemen:
The undersigned is the Tenant under the Lease. As of the Certificate Date, Tenant certifies to the Parties as follows:
1.	A true, correct, and complete copy of the Lease and all amendments thereto is attached as Schedule A (as amended, the “Lease”). The Lease is in full force and effect and is unmodified except as set forth therein.

2.	As of , all sums due and payable by Tenant under the Lease have been paid. The base monthly currently rent due from Tenant under the Lease is: [$ per month]. Tenant has not been given, nor is Tenant entitled to any, free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as set forth in the Lease.

3.	Neither Tenant nor Landlord is in default under the Lease, and there is no event or condition which, with the giving of notice or passage of time (or both) would constitute an event of default under the Lease by either Tenant or Landlord.

4.	Landlord holds a security deposit in the amount of [$ ] under the Lease.

5.	Tenant has not been granted any options or rights of expansion, contraction, purchase, or first refusal relating to the Premises, except as specified in the Lease.

6.	All improvements to be constructed on the Premises by Landlord have been completed and accepted by Tenant and any Tenant construction allowances, if

D- 1

any, have been paid in full [,except as follows: (if none insert N/A)]. To Tenant’s knowledge, there are no leasing commissions owed with respect to the Lease[,except as follows: (if none insert N/A)].
Pursuant to the Lease, Landlord is entitled to obtain this Certificate from Tenant and deliver it to prospective purchasers, lenders and mortgagees, who may rely upon it as conclusive evidence of the matters stated herein. The person signing this letter on behalf of Tenant is a duly authorized agent of Tenant.

TENANT:

By:

Name:

Title:

Attachment: Schedule A (Lease and all amendments)

D- 2

Exhibit E
Form of Seller’s Estoppel Certificate
Seller’s Estoppel Certificate
“Certificate”

To:	[AmREIT Realty Investment Corporation] (“Buyer”)

From:	Midland Real Estate Company, L.P. (“Seller”)

Re:	“Landlord”:	[ ], predecessor-in-interest to Seller

	“Tenant”:	[ ] [d/b/a ].

	“Premises”:	Suite [ ], 111 West Crockett Street, in San Antonio, Texas 78205, comprised of approximately [ ] [rentable] square feet.

	“Lease”:	[Lease] dated [ ] between Landlord and Tenant covering the Premises with a commencement date of: [ ].

	“Agreement”	That certain Purchase and Sale Agreement between Buyer and Seller with an Effective Date of [August , 2005] covering property that includes the Premises and Seller’s rights under the Lease.

Date: [ , 2005] (“Certificate Date”)

Gentlemen:
Subject to the terms of the Agreement and the provisions of this Certificate contained below, Seller certifies to Buyer the following, as of the Certificate Date:
1.	A true, correct, and complete copy of the Lease and all amendments thereto is attached as Schedule A (as amended, the “Lease”). The Lease is in full force and effect and is unmodified except as set forth therein.

2.	As of , all sums due and payable by Tenant under the Lease have been paid. The base monthly rent currently due from Tenant under the Lease is: [$ ]. Tenant has not been given, nor is Tenant entitled to any, free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as set forth in the Lease.

3.	To Seller’s Knowledge (defined below), neither Tenant nor Landlord is in default under the Lease, and there is no event or condition which, with the giving of notice or passage of time (or both) would constitute an event of default under the Lease by either Tenant or Landlord. As used herein, the term “Seller’s Knowledge” means the current, actual knowledge of Jack J. Spector without duty of inquiry or investigation.

E- 1

4.	Landlord holds a security deposit in the amount of [$ ] under the Lease.

5.	Tenant has not been granted any options or rights of expansion, contraction, purchase, or first refusal relating to the Premises, except as specified in the Lease.

6.	All improvements to be constructed on the Premises by Landlord have been completed and accepted by Tenant and any Tenant construction allowances, if any, have been paid in full [,except as follows: (if none insert N/A)]. To Seller’s Knowledge, there are no leasing commissions owed with respect to the Lease [,except as follows: (if none insert N/A)].

Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

	By:	/s/ Jack J. Spector

Jack J. Spector, President
Attachment: Schedule A (Lease and all amendments)

E- 2

Exhibit F
Form of Special Warranty Deed
Special Warranty Deed
NOTICE OF CONFIDENTIALITY RIGHTS: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: your social security number or your driver’s license number.

Grantor:	Midland Real Estate Company, L.P., a Delaware limited partnership, successor in interest to Midland Real Estate Company, a Delaware corporation

Grantor’s Mailing Address:	315 E. Commerce, Suite 300, San Antonio, TX 78205

Grantee:	AmREIT Realty Investment Corporation, a Texas corporation

Grantee’s Mailing Address:	8 Greenway Plaza, Suite 1000, Houston, Texas 77046

Consideration:	TEN AND NO/100 DOLLARS ($10.00) and other good and valuable cash consideration, the receipt of which is hereby acknowledged by Grantee.

Property:	Lot 22, Block 12, New City Block 148, South Bank Subdivision, an addition to the City of San Antonio, Bexar County, Texas according to the map or plat thereof, recorded in Volume 9527, Page 109, Deed and Plat Records of Bexar County, Texas (the “Land”), together with the building(s) and other improvements located thereon (the “Improvements”) and the Other Rights (defined below).

Other Rights:	To the extent owned and transferable by Grantor, all rights, privileges, easements and appurtenances benefiting the Land and/or the Improvements, including, without limitation, any and all mineral and water rights and any and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and/or the Improvements.

Permitted Exceptions:	1. Variable width drainage easements as shown on plat recorded in Volume 9527, Page 109, Deed and Plat Records of Bexar County, Texas;

2. The written leases listed on Exhibit “___” attached hereto (whether or not of record); and

3. [other Permitted Exceptions pursuant to the terms of the Agreement.]

     Grantor, for the Consideration and subject to the Permitted Exceptions, grants, sells, and conveys to Grantee the Property, together with all and singular the rights and appurtenances thereto in any way belonging, to have and hold it to Grantee, Grantee’s successors and assigns forever. Grantor binds Grantor and Grantor’s successors and assigns to warrant and forever defend all and singular the Property to Grantee and Grantee’s successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the Permitted Exceptions, when the claim is by, through or under Grantor but not otherwise.
THE SALE OF THE PROPERTY IS ON AN “AS-IS, WHERE-IS” BASIS AND WITH ALL FAULTS AS OF THE DATE HEREOF, WITHOUT ANY REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL CONDITION OR ENVIRONMENTAL CONDITION OF THE PROPERTY, OR ANY OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT THERETO. GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTEE IS EXPERIENCED IN THE ACQUISITION, DEVELOPMENT, OWNERSHIP AND OPERATION OF PROPERTIES SIMILAR TO THE PROPERTY AND THAT GRANTEE HAS INDEPENDENTLY INVESTIGATED AND INSPECTED THE PROPERTY TO ITS SATISFACTION AND IS QUALIFIED TO MAKE SUCH INSPECTION. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS RELYING ON SUCH INDEPENDENT INVESTIGATION AND INSPECTION, AND THAT SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, AND GRANTEE IS NOT RELYING ON ANY SUCH INFORMATION.
EXCEPT FOR THE SPECIAL WARRANTY OF TITLE CONTAINED HEREIN, AND EXCEPT AS PROVIDED IN THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN GRANTOR AND GRANTEE DATED                                         , 2005 OR AS OTHERWISE PROVIDED IN ANY OTHER SEPARATE WRITING BETWEEN GRANTOR AND GRANTEE, SELLER HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, COVENANTS OR OBLIGATIONS OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS, TO, CONCERNING, OR WITH RESPECT TO, THE PROPERTY, THE FINANCIAL CONDITION OR ACCURACY OF ANY FINANCIAL INFORMATION OBTAINED BY GRANTEE IN CONNECTION WITH THE PROPERTY, OR WITH RESPECT TO ANY OF LEASES AFFECTING THE PROPERTY, OR TENANTS THEREUNDER, OR THE MERCHANTABILITY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE.
     Ad valorem taxes on the Property for the calendar year 2005 are prorated as of the date hereof, and the payment thereof is assumed by Grantee.
Signature Page Follows

     Executed to be effective as of the                      day of                                         , 2005.
GRANTOR:
Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

By:	/s/ Jack J. Spector

Jack J. Spector, President

STATE OF TEXAS COUNTY OF BEXAR	§ §
     The foregoing instrument was acknowledged before me on the                      day of                                        , 2005, by Jack J. Spector, President of Boulder Creek Management, L.L.C., the sole general partner of Midland Real Estate Company, L.P., on behalf of such partnership in such capacity.

[NOTARY STAMP]	Notary Public, State of Texas

After recording, return to:

Deann K. Lanz
Mayer, Brown, Rowe & Maw LLP
700 Louisiana St., Suite 3600
Houston, Texas 77002

Exhibit G
Form of Assignment and Assumption of Leases and Contracts
Assignment and Assumption of Leases and Contracts
     This Assignment and Assumption of Leases and Contracts (this “Assignment”) is made and entered into as of the [                     day of                                         , 2005] (the “Effective Date”), by and between Midland Real Estate Company, L.P. (“Assignor”), and AmREIT Realty Investment Corporation (“Assignee”).
     Under the terms described more fully therein, Assignor has conveyed to Assignee, by special warranty deed (the “Deed”), certain real property situated in San Antonio, Bexar County, Texas, together with all improvements thereon (the “Property”), which Property is subject to certain leases under which Assignor is the Landlord; the leases are described on Schedule A attached hereto (the “Leases”);
     The Property is also subject to certain contracts and agreements with third parties that benefit or affect the Property; these agreements are described on Schedule B attached hereto (the “Contracts”);
     In conjunction with the conveyance of the Property, Assignor has agreed to assign all of its right, title and interest in and to the Leases and the Contracts to Assignee, and Assignee has agreed to assume and perform Assignor’s liabilities and obligations arising under the Leases and the Contracts on and after the Effective Date, all in accordance with this Assignment.
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:
     1. Assignment. Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor’s right, title and interest as in and to the Leases and the Contracts, and all of the rights, benefits, privileges, and obligations of landlord and owner of the Property thereunder, including without limitation all of Assignor’s right, title and interest in and to all rentals thereunder arising or accruing on or after the Effective Date; provided, however, that Assignor retains all of its rights to its pro rata share of delinquent rents, percentage rents and other tenant obligations under the Leases that are paid after the Effective Date for periods prior to the Effective Date, all as set forth in the Purchase and Sale Agreement between Assignor and Assignee.
     2. Assumption. Assignee hereby accepts the Leases and the Contracts and assumes all duties, obligations and liabilities of Assignor under the Leases and the Contracts, which first arise or accrue on or after the Effective Date, including the obligation, if any, of the Assignor to pay any brokerage commissions (if specified in the Leases), and to refund any security deposits in accordance with the Leases, and agrees to be bound by and to perform all of the obligations, duties, covenants and conditions of Assignor under the Leases and the Contracts which are to be first performed or which first become due on or after the Effective Date (collectively, the “Assumed Obligations”).
     3. Indemnity by Assignor. Assignor shall indemnify and hold Assignee harmless from any and all claims, costs, liabilities, damages, or expenses, including, without limitation,

reasonable attorneys’ fees and disbursements, accruing or arising out of any obligations of Assignor under the Leases and the Contracts, other than the Assumed Obligations.
     4. Indemnity by Assignee. Assignee shall indemnify and hold Assignor harmless from any claims, costs, liabilities, damages, or expenses, including, without limitation, reasonable attorneys’ fees and disbursements, accruing or arising out of Assignee’s failure to perform any of the Assumed Obligations.
     5. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns.
     6. Agreements Surviving Closing. Assignee acknowledges that this Assignment is subject to certain provisions contained in that certain Purchase and Sale Agreement dated effective [                    , 2005] by and between Assignor and Assignee (as may have been amended and/or assigned, the “Agreement”), which provisions survive the Closing (defined therein) of the transactions contemplated in the Agreement. In particular, this Assignment is subject to the disclaimer of warranties and other provisions contained in Section 4 of the Agreement, as well as Assignor’s rights contained in Section 15 of the Agreement. The conveyance of this Assignment is also made and accepted subject to the same exceptions to warranty as set forth in the Deed of even date.
     7. Applicable Law. This Assignment shall be construed, interpreted and enforced in accordance with the laws of the State of Texas.
     8. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Assignment with the same effect as if all parties had signed the same original. Any counterpart of this Assignment may be detached from any counterpart of this Assignment and reattached to any other counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages. Furthermore, the undersigned agree that any facsimile signature shall be deemed an original signature for all purposes.
     Executed by the Parties as of the date set forth above.

ASSIGNOR:	ASSIGNEE:

Midland Real Estate Company, L.P.,	AmREIT Realty Investment Corporation,
a Delaware limited partnership	a Texas corporation

By:	Boulder Creek Management, L.L.C.,	By:

	a Delaware limited liability company	Name:

	its sole general partner	Title:

By:	/s/ Jack J. Spector

Jack J. Spector, President

Attachments:
Schedule A (Leases)
Schedule B (Contracts)

Exhibit H
Form of Tenant Notice Letter
Midland Real Estate Company, L.P.
315 East Commerce Street, Suite 300
San Antonio, TX 78205
                                         , 2005
VIA [pursuant to notice requirement of Lease]

[

]

Re:	[Lease Agreement] by and between [ ], as [Landlord], and [ ], as Tenant, dated [ ] (the “Lease”) for the Property located at [ ], San Antonio, Texas (the “Property”).
Dear [                                         ]:
     Please be advised that Midland Real Estate Company, L.P. (as successor in interest to Landlord) has conveyed the Property, subject to the Lease, to AmREIT Realty Investment Corporation (“New Owner”).
     Effective immediately, all rental payments to the [Landlord] under the Lease are to be directed to the New Owner at the following address: [                                                                                 ]. All notices and correspondence to the [Landlord] under the Lease are to be directed to the New Owner at the above address, to the attention of [                                         ]. Please note that this letter serves solely as notification to [Tenant] in accordance with the Lease and does not serve to modify any obligations of [Tenant] under the Lease.
Sincerely yours,
Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

/s/ Jack J. Spector
By:	Jack J. Spector, President

H-1

Receipt of Security Deposit by New Owner
     The undersigned acknowledges and agrees with the foregoing and has received and is responsible for Tenant’s security deposit in the amount of [$                                        .]

New Owner

AmREIT Realty Investment Corporation, a Texas corporation

By:

Name:

Title:

H-2

Exhibit I
Form of Certification of Nonforeign Status
Certification of Nonforeign Status
     Section 1445 of the Internal Revenue Code provides that a transferee (Buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Midland Real Estate Company, L.P. (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:
     Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
     Transferor is not a disregarded entity as defined in Treasury Regulation Sec. 1.1445-2(b)(2)(iii);
     Transferor’s U.S. employer identification number is [                                        ] Reminder: only complete this on the Closing draft; and
     Transferor’s office address is 315 E. Commerce, Suite 300, San Antonio, TX 78205.
     Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.
A disregarded entity is defined in Sec. 1.1445-2(b)(2)(iii) as “an entity that is disregarded as an entity separate from its owner under Sec. 301.7701-3 of this chapter, a qualified REIT subsidiary as defined in Sec. 856(i), or a qualified subchapter S subsidiary under Sec. 1361(b)(3)(B).”
     EXECUTED effective as of the                     day of                                         , 2005.
Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

By:	/s/ Jack J. Spector
Jack J. Spector, President
G-1

STATE OF TEXAS	§
COUNTY OF BEXAR	§
     The foregoing instrument was acknowledged before me on the ___ day of                     , 2005, by Jack J. Spector, President of Boulder Creek Management, L.L.C., the sole general partner of Midland Real Estate Company, L.P., on behalf of such partnership in such capacity.

[NOTARY STAMP]	Notary Public, State of Texas
G-2

Exhibit J
Form of Bill of Sale
BILL OF SALE
     This Bill of Sale is executed and delivered as of the ___ day of                     , 2005, pursuant to that certain Purchase and Sale Agreement (“Agreement”) dated                     , 2005 by and between Midland Real Estate Company, L.P. (“Seller”), and AmREIT Realty Investment Corporation (“Buyer”), covering the real property situated in San Antonio, Bexar County, Texas, such real property being more particular described therein (the “Property”).
     1. Sale of Personalty. For good and valuable consideration, Seller hereby sells, assigns, transfers, sets over and conveys to Buyer the following:
          (a) Tangible Personalty. All of the furniture, fixtures, equipment, machines, apparatus, supplies and personal property of every nature and description and all replacements thereof now owned by Seller and located in or on the Property, including, without limitation, all of the personal property described on Exhibit A attached hereto; and
     2. Intangible Personalty. All the right, title and interest of Seller in and to any and all of the intangible personal property related to the Property and used in connection therewith, including, without limitation, all trademarks, service marks, trade dress, trade names, logos, slogans, corporate names and Internet domain names and registrations and applications for registration thereof associated with the Property, together with all of the goodwill associated therewith, the plans and specifications and other architectural and engineering drawings for the Property and improvements located on the Property, all copyrights, copyrightable works and registrations and applications for registration thereof related to the Property; warranties; governmental permits, approvals and licenses to the extent assignable; and telephone exchange numbers (if assignable).
     3. Warranty. Seller hereby represents and warrants to Buyer that it is the owner of the property described above, that such property is free and clear of all liens, charges and encumbrances other than the Permitted Exceptions (as defined in the Agreement), and Seller warrants and defends title to the above-described property unto Buyer, its successors and assigns, against any person or entity claiming, or to claim, the same or any part thereof by, through or under Seller, subject only to the Permitted Exceptions as defined in the Agreement.
     4. Applicable Law. This Bill of Sale shall be construed, interpreted and enforced in accordance with the laws of the State of Texas.
     5. Further Assurances. On or after the Closing Date, Seller will take all appropriate and commercially reasonable actions and execute (or cause to be executed) all documents, instruments or conveyances of any kind which are reasonably necessary to carry out any of the provisions hereof.
     Executed by the Seller as of the date set forth above.

SELLER:
G-1

Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

	By:	/s/ Jack J. Spector
Jack J. Spector, President
Attachments:
Schedule A (Personal Property)
G-2

Exhibit K
Form of Affidavit as to Debts and Liens
G-1

Exhibit L
Form of Maintenance Services Agreement
G-1

Exhibit M
Form of Riverwalk Lease Assignment
Assignment and Assumption of Riverwalk Lease
     This Assignment and Assumption of Riverwalk Lease (this “Assignment”) is made and entered into as of the [___ day of                     , 2005] (the “Effective Date”), by and between Midland Real Estate Company, L.P. (“Assignor”), and AmREIT Realty Investment Corporation (“Assignee”).
     Under the terms described more fully therein, Assignor has conveyed to Assignee, by special warranty deed (the “Deed”), certain real property situated in San Antonio, Bexar County, Texas, together with all improvements thereon (the “Property”), which Property is subject to certain [lease agreement] dated                      by and between The City of San Antonio (the “City”), as landlord, and Assignor, as tenant (the “Riverwalk Lease”);
     Pursuant to the terms of the Riverwalk Lease, Assignor has given the City any required notices for the assignment of its rights under the Riverwalk Lease to Assignee and has obtained all consents required of the City, if any, for such assignment;
     In conjunction with the conveyance of the Property, Assignor has agreed to assign all of its right, title and interest in and to the Riverwalk Lease to Assignee, and Assignee has agreed to assume and perform Assignor’s liabilities and obligations arising under the Riverwalk Lease on and after the Effective Date, all in accordance with this Assignment.
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:
     1. Assignment. Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor’s right, title and interest as in and to the Riverwalk Lease, and all of the rights, benefits, privileges, and obligations of tenant thereunder.
     2. Assumption. Assignee hereby accepts the assignment of the Riverwalk Lease and assumes all duties, obligations and liabilities of Assignor under the Riverwalk Lease, which first arise or accrue on or after the Effective Date and agrees to be bound by and to perform all of the obligations, duties, covenants and conditions of Assignor under the Riverwalk Lease which are to be first performed or which first become due on or after the Effective Date (collectively, the “Assumed Obligations”).
     3. Indemnity by Assignor. Assignor shall indemnify and hold Assignee harmless from any and all claims, costs, liabilities, damages, or expenses, including, without limitation, reasonable attorneys’ fees and disbursements, accruing or arising out of any obligations of Assignor under the Riverwalk Lease, other than the Assumed Obligations.
     4. Indemnity by Assignee. Assignee shall indemnify and hold Assignor harmless from any claims, costs, liabilities, damages, or expenses, including, without limitation, reasonable attorneys’ fees and disbursements, accruing or arising out of Assignee’s failure to perform any of the Assumed Obligations.
J-1

     5. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns.
     6. Agreements Surviving Closing. Assignee acknowledges that this Assignment is subject to certain provisions contained in that certain Purchase and Sale Agreement dated effective [___, 2005] by and between Assignor and Assignee (as may have been amended and/or assigned, the “Agreement”), which provisions survive the Closing (defined therein) of the transactions contemplated in the Agreement. In particular, this Assignment is subject to the disclaimer of warranties and other provisions contained in Section 4 of the Agreement. The conveyance of this Assignment is also made and accepted subject to the same exceptions to warranty as set forth in the Deed of even date.
     7. Applicable Law. This Assignment shall be construed, interpreted and enforced in accordance with the laws of the State of Texas.
     8. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Assignment with the same effect as if all parties had signed the same original. Any counterpart of this Assignment may be detached from any counterpart of this Assignment and reattached to any other counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages. Furthermore, the undersigned agree that any facsimile signature shall be deemed an original signature for all purposes.
     Executed by the Parties as of the date set forth above.

ASSIGNOR:			ASSIGNEE:

Midland Real Estate Company, L.P.,			AmREIT Realty Investment Corporation,
a Delaware limited partnership			a Texas corporation

By:	Boulder Creek Management, L.L.C.,		By:

	a Delaware limited liability company		Name:

	its sole general partner		Title:

	By:	/s/ Jack J. Spector

Jack J. Spector, President
J-2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“First Amendment”) is entered into as of September 13, 2005, by and between MIDLAND REAL ESTATE COMPANY, L.P., a Delaware limited partnership, (“Seller”) and AMREIT REALTY INVESTMENT CORPORATION, a Texas corporation (“Buyer”).
RECITALS
A.	Buyer and Seller have entered into a Purchase and Sale Agreement dated August 24, 2005, (the “Agreement”), with respect to the purchase and sale of certain real property located in San Antonio, Bexar County, Texas, as more fully described in the Agreement.

B.	Buyer and Seller desire to amend the Agreement as set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows (capitalized terms used herein have the same meaning as defined in the Agreement, unless otherwise specified herein):
AGREEMENT
     1. Due Diligence Deadline. The Agreement is hereby amended to extend the “Due Diligence Deadline” as defined in Section 1(d) of the Agreement, to 5:00 p.m., San Antonio, Texas time on Monday, September 19, 2005.
     2. No Other Amendments. Except as expressly modified hereby, the Agreement shall remain unmodified and in full force and effect.
     3. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.
[Signature Pages Follow]

     In witness whereof, Buyer and Seller have executed this First Amendment to Purchase and Sale Agreement on the date and year first above written.

SELLER:

MIDLAND REAL ESTATE COMPANY, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

	By:	/s/ Jack J. Spector

Jack J. Spector, President
[Signatures Continue on Next Page]

BUYER:

AMREIT REALTY INVESTMENT
CORPORATION, a Texas corporation

By:	/s/ H. Kerr Taylor

H. Kerr Taylor, President
[End of Signatures]

SECOND AMENDMENT
TO
PURCHASE AND SALE AGREEMENT
     This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Second Amendment”) is made effective as of September 19, 2005, by and between MIDLAND REAL ESTATE COMPANY, L.P. (“Seller”) and AmREIT REALTY INVESTMENT CORPORATION (“Buyer”).
RECITALS
A. Agreement. Buyer and Seller entered into a Purchase and Sale Agreement dated August 24, 2005 (“Agreement”), for the purchase and sale of the Land and Improvements in the City of San Antonio, Bexar County, Texas, which, together with the other rights and appurtenances, are described and defined in the Agreement as the “Property.” The Property is commonly known as The South Bank.
B. First Amendment. The Agreement was amended by Seller and Buyer on September 13, 2005 to extend the Due Diligence Deadline.
C. Second Amendment. Buyer and Seller desire and agree to further amend the Agreement as provided below, and this Second Amendment is made to evidence such amendment.
AGREEMENTS
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree and amend the Agreement as follows:
     1. Terms. Any capitalized terms used in this Second Amendment will have the same meaning given them in the Agreement, unless specifically defined differently herein.
     2. Hard Rock Cafe Parking. Attached to this Second Amendment as Exhibit “A” is that certain form of indemnity letter agreement (the “Indemnity Letter”) concerning certain rights in favor of Hard Rock Café International (STP), Inc., a tenant of the Property (“Hard Rock Café”), with respect to the parking lot being operated on the land to the south of the Property known as 303 E. Commerce St., San Antonio, Bexar County, Texas, which Indemnity Letter has been approved by Seller and Buyer. Seller has agreed to deliver to Buyer at Closing a fully executed original of the Indemnity Letter. The following shall be added as a new Section 13(a)(i)(J) to the Agreement:
“(J) An original Indemnity Letter executed by Seller and Boulder Creek Company, L.P., in the capacity stated therein.”

1

     3. Tenant Financial Statements.
          (a) Seller agrees that the form of Tenant Estoppel Certificates that Seller is required to request from the Tenants under Section 12 of the Agreement will be modified to include a request (consistent with the applicable paragraph 10.3 of each Lease) for year-end 2004 and year-to-date 2005 financial statements (the “Requested Tenant Financials”) from the tenants with respect to the following Tenant Leases only: (i) Harley Davidson, (ii) Ben & Jerry’s, (iii) Howl at the Moon, (iv) Paesano’s, (v) Swig, and (vi) County Line (collectively, the “ Six Tenants”).
          (b) Seller and Buyer agree that (i) obtaining the Requested Tenant Financials from the Six Tenants will not be a condition to Closing for Buyer or Seller, and (ii) Seller will not be in default under the Agreement if Seller is unable to obtain all or any of the Requested Tenant Financials from the Six Tenants as of the Closing Date (unless Seller fails to request such information, as required in Paragraph 3(a)) above), and (iii) Seller will have no obligation after the Closing Date to obtain any of the Requested Tenant Financials from the Six Tenants, and (iv) Landlord’s Estoppel Certificates (as defined in the Agreement) will not be required to address any of the Requested Tenant Financials or lack thereof.
          (c) Buyer hereby waives any right it may otherwise have to terminate the Agreement (i) if any of the Six Tenants (including any Major Tenants as defined in the Agreement) do not provide the Requested Tenant Financials, or (ii) if Buyer’s review of the Requested Tenant Financials reveals something unsatisfactory to Buyer (whether material or not), or (iii) if the failure of any of the Six Tenants to provide the Requested Tenant Financials constitutes a default under that Tenant’s Lease.
     4. Patio Space Sublease Amendments.
          (a) Seller has delivered to Buyer copies of those three certain Sublease Agreements dated January 31, 1995, January 12, 1995, and January 25, 1995, respectively (collectively, the “Sublease Agreements”), between Seller, as successor in interest to Boulder Creek Company d.b.a. Hixon Development Company, as the landlord and The County Line Riverwalk, Inc. (“County Line”). Rivercor, Inc. (“Paesano’s”). and Hard Rock Café International (STP), Inc. as the subtenants, respectively (collectively, the “Patio Tenants”), concerning the sublease of certain patio space leased by Seller, as successor in interest to Boulder Creek Company d.b.a. Hixon Development Company, from the City of San Antonio (the “City”).
          (b) Seller has previously informed Buyer, and pursuant to Section 5(a) of the Agreement, Seller hereby discloses to Buyer in writing, the following information about the Sublease Agreements (the “Sublease Disclaimers”): (i) each Riverwalk Lease (as defined in the Agreement) requires that the City consent to subleases of the space leased thereunder, and the City originally consented to the three Sublease Agreements; (ii) the three Riverwalk Leases were amended to grant to Seller the right to extend the term of each Riverwalk Lease for three (3) renewal option periods of five (5) years each, and Seller has exercised the first two renewal options for each Riverwalk Lease; (iii) according to their written terms, the Sublease Agreements expired after the original five (5) year terms, and to Seller’s Knowledge (as defined in the Agreement), there are not presently existing any written extensions of the Sublease Agreements;

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(iv) Seller has provided to Buyer a copy of City Ordinance No. 82328, passed and approved on June 8, 1995, which authorized the City’s execution of a Consent of Amendment of Sublease, but Seller is unable to produce a written Amendment to Sublease Agreements (if any) that were executed at that time; (v) since no written amendments of or to the Sublease Agreements were ever provided to the City, the City Ordinance may not be effective to approve of any amendments to the Sublease Agreements; and (vi) although the Patio Tenants have continued to enjoy the benefits under the Sublease Agreements and have continued to meet their respective obligations under the Sublease Agreements as of the date of this Second Amendment, Seller has no evidence that it entered into amendments to the Sublease Agreements with the Patio Tenants, as may be required of Seller under the terms of its Leases with the Patio Tenants.
          (c) Seller agrees that upon receipt, and only after receipt, of the executed Tenant Estoppel Certificate (sent pursuant to the terms of Section 12 of the Agreement) from all three of the Patio Tenants, Seller will submit to each of the Patio Tenants an Amendment to Sublease Agreement in the forms attached hereto as Exhibit “B” (collectively, the “SubleaseAmendments”), and will use good faith efforts to obtain the execution of the Sublease Amendments by the Patio Tenants prior to the Closing Date; provided, however, that (i) obtaining the execution of the Sublease Amendments by the Patio Tenants will not be a condition to Closing for Buyer or Seller, and (ii) Seller will not be in default under the Agreement if any Patio Tenant fails to execute the Sublease Amendment prior to the Closing Date, and (iii) Seller will have no obligation after the Closing Date to obtain the execution of the Sublease Amendments.
          (d) Seller and Buyer hereby agree that (i) Seller’s covenants, representations and warranties as of Closing under Section 5 of the Agreement are hereby qualified and modified to the extent they are inconsistent with the Sublease Disclaimers, and (ii) such changes in Seller’s covenants, representations and warranties as of Closing under Section 5 of the Agreement will not be a failure of the Conditions to Closing under Section 13 of the Agreement, and (iii) Buyer hereby waives any and all claims against Seller and any and all remedies under the Agreement, to the extent they arise from or are caused by the lack of an adequate ordinance from the City that consents to the Sublease Amendments, and the lack of an adequate ordinance shall not be a default by Seller under the Agreement.
     5. Roof Warranty.
          (a) In Buyer’s letter to Seller dated September 9, 2005, signed by Tenel Tayar and addressed to John S. Beauchamp (the “Due Diligence Letter”), Buyer described certain potential problems with the roof on the center building of the Property (the “Roof) and the warranty for that Roof (the “Roof Warranty”), including Buyer’s opinion that the Roof Warranty was never issued properly and that the Roof Warranty may be void due to poor maintenance (collectively, the “Roof Disclaimers”). Seller agrees that after the expiration of the Due Diligence Deadline, Seller will use good faith efforts to request a transfer of the Roof Warranty to Buyer from the roof warrantor, but Seller will not be required to incur any expense or pay any fees (other than the transfer fee as stated in the Roof Warranty) to have the Roof Warranty transferred to Buyer, all of which shall be the Buyer’s expense.

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          (b) At the Closing, Section 1(b) of the Bill of Sale will expressly include all rights, title and interest of Seller under the Roof Warranty, to the extent assignable. Seller and Buyer agree that (i) obtaining the transfer of the Roof Warranty from the roof warrantor will not be a condition to Closing for Buyer or Seller, and (ii) Seller will not be in default under the Agreement if Seller does not obtain the transfer of the Roof Warranty from the roof warrantor as of the Closing Date, and (iii) after the Closing Date, Seller will have the right, but no obligation, to obtain the transfer of the Roof Warranty from the roof warrantor.
          (c) In the event that Seller has not obtained a transfer of the Roof Warranty on or before Closing, then Seller agrees to cause the Title Company to hold in escrow from the Purchase Price proceeds due Seller at Closing in an amount equal to $50,000.00 (the “Escrowed Funds”). Seller and Buyer agree to enter into an Escrow Agreement with Title Company at Closing substantially in the form attached hereto as Exhibit “C”, which Escrow Agreement shall govern the terms and conditions concerning any disbursements of the Escrowed Funds, but which Escrow Agreement at a minimum shall provide (i) in the event that Seller delivers a transfer of the Roof Warranty to Buyer within 180 days after the Closing Date (the “Roof Warranty Deadline”), the Escrowed Funds shall be immediately released to Seller, and (ii) in the event that Seller is unable to obtain the transfer of the Roof Warranty to Buyer on or before the Roof Warranty Deadline, Title Company shall immediately release to Buyer the lesser of (A) the Escrowed Funds, or (B) the amount bid by a roofing contractor selected by Seller, to apply a GAF Topcoat Elastomeric liquid membrane coating on the Roof, and Title Company shall immediately release to Seller the balance (if any) of the Escrowed Funds.
          (d) Subject to Seller’s obligations contained in this Paragraph 5, Buyer acknowledges and agrees that Seller has made no representations or warranties to Buyer about the condition of the Roof or the Roof Warranty. Seller and Buyer hereby agree that (i) Seller’s covenants, representations and warranties as of Closing under Section 5 of the Agreement are hereby qualified and modified to the extent they are inconsistent with the Roof Disclaimers, and (ii) such changes in Seller’s covenants, representations and warranties as of Closing under Section 5 of the Agreement will not be a failure of the Conditions to Closing under Section 13 of the Agreement, and (iii) Buyer hereby waives any and all claims against Seller and any and all remedies under the Agreement, to the extent they arise from or are caused by the inadequacies in the Roof or the Roof Warranty.
     6. Drainage Encroachments.
          (a) As indicated on the Survey delivered to Buyer and in Buyer’s Due Diligence Letter, and as Seller has previously informed Buyer, an elevator and certain other Improvements on the Land encroach into that certain Variable Width Drainage Easement located on the Land, as shown on the Survey (the “Encroachments”). Pursuant to Section 5(a) of the Agreement, Seller hereby discloses to Buyer in writing the foregoing Encroachments and any possible lack of City approval thereof (the “Encroachment Disclaimers”). Buyer acknowledges and agrees that Seller has made no representations or warranties to Buyer about the Encroachments or the effect of any lack of City approval of the Encroachments.
          (b) Seller and Buyer hereby agree that (i) Seller’s covenants, representations and warranties as of Closing under Section 5 of the Agreement are hereby qualified and modified

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to the extent they are inconsistent with the Encroachment Disclaimers, and (ii) such changes in Seller’s covenants, representations and warranties as of Closing under Section 5 of the Agreement will not be a failure of the Conditions to Closing under Section 13 of the Agreement, and (iii) Buyer hereby waives any and all claims against Seller and any and all remedies under the Agreement, to the extent they arise from or are caused by the Encroachments or any lack of City approval of the Encroachments, and any lack of City approval shall not be a default by Seller under the Agreement.
     7. Elevator Repairs.
          (a) As indicated in Buyer’s Due Diligence Letter, Buyer described certain potential repairs needed for certain elevators located on the Property (“Elevator Conditions”), which Seller has elected not to perform (the “Elevator Disclaimers”).
          (b) Seller and Buyer hereby agree that (i) Seller’s covenants, representations and warranties as of Closing under Section 5 of the Agreement are hereby qualified and modified to the extent they are inconsistent with the Elevator Disclaimers, and (ii) such changes in Seller’s covenants, representations and warranties as of Closing under Section 5 of the Agreement will not be a failure of the Conditions to Closing under Section 13 of the Agreement, and (iii) Buyer hereby waives any and all claims against Seller and any and all remedies under the Agreement, to the extent they arise from or are caused by the Elevator Conditions or the lack of repair thereof.
     8. Due Diligence Deadline. The Due Diligence Deadline under the Agreement expires at 5:00 PM San Antonio Time, on September 19, 2005. In consideration for the execution of this Second Amendment by Seller, Buyer has agreed that (a) Buyer will not send a Termination Notice under Section 7(a) of the Agreement, (b) Buyer shall be deemed to be completely satisfied with the Property in all respects, as provided in Section 7(a), subject only to performance of Seller’s additional obligations under this Second Amendment, and (c) the Title Company is hereby directed to immediately remit the $100,000.00 Option Fee to Seller. In consideration for Buyer’s execution of this Second Amendment and Buyer’s waivers and agreements hereunder, Seller acknowledges and agrees that Buyer shall receive a credit to the Purchase Price in the amount of $47,000.00 at Closing.
     9. Ratification. In all other respects, the Agreement shall continue in full force and effect, unmodified except to the extent provided herein, and Seller and Buyer hereby RATIFY and AFFIRM the same. In the event of a conflict between the terms of this Second Amendment and the terms of the Agreement, the terms of this Second Amendment shall control.
     10. Counterparts and Signatures. This Second Amendment may be executed and delivered in one or more counterparts. The parties further agree that facsimile or electronic signatures shall be treated as original signatures for all purposes, and that neither shall raise the use of a fax, email or other electronically transmitted copy as a defense to this Second Amendment.
(Signature Page to Follow)

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SELLER:

Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

By:	/s/ Jack J. Spector
Jack J. Spector, President

BUYER:

AmREIT Realty Investment Corporation,
a Texas corporation

By:	/s/ H. Kerr Taylor

H. Kerr Taylor, President

EXHIBIT A
BOULDER CREEK COMPANY; L.P.
315 E. Commerce, Suite 300
San Antonio, Texas 78205
                    ,2005
AmREIT Realty Investment Corporation
Attn: Mr. Tenel H. Tayar, Vice President — Acquisitions
8 Greenway Plaza, Suite 1000
Houston, Texas 77046

Re:	Letter Agreements by and between Hard Rock Café International (S.A.), Inc. and Hixon Development Company regarding parking and signage
Dear Mr. Tayar:
As you know, pursuant to the terms of a certain Purchase and Sale Agreement dated August 24,2005 (the “Agreement”), Midland Real Estate Company, L.P. (“MRE”) is selling to [AmREIT to provide the name of the entity that will take title to the property] (“AmREIT”) that certain retail property known as The South Bank in San Antonio, Texas (the “Retail Project”), and in connection with the sale, MRE will assign to AmREIT its rights under the retail leases of the Retail Project, including the lease with Hard Rock Café International (S.A.), Inc. (“Hard Rock”), as such lease has been amended and assigned through the date hereof (the “Hard Rock Lease”).
Boulder Creek Company, L.P. (“Boulder”), an affiliate of MRE, owns the property to the south of the Retail Project known as 303 E. Commerce St., San Antonio, Bexar County, Texas (“Property”), which is currently being operated as a parking lot. Hard Rock and Hixon Development Company (the assumed name of Boulder Creek Company, the predecessor of Boulder) entered into certain letter agreements dated November 22,1993, and January 25, 1995, copies of which are attached hereto (the “Parking Agreements”), concerning certain rights in favor of Hard Rock with respect to the Property.
Boulder acknowledges and agrees that Boulder is a party to the Parking Agreements as the owner of the Property. Boulder and MRE both acknowledge and agree that (i) the Parking Agreements are specifically excluded from the assignment to and assumption by AmREIT of the Hard Rock Lease and (ii) the obligations of Hixon Development Company set forth in the Letter Agreements shall remain the obligations of Boulder, notwithstanding the purchase of the Retail Project by AmREIT and the consummation of the transaction provided for in the Agreement.
As an inducement for AmREIT to purchase the Retail Project from MRE, Boulder hereby agrees to indemnify AmREIT from any losses suffered by AmREIT as a result of Boulder’s default in performing its obligations under the Parking Agreements, as such

Parking Agreements may be amended from time to time. AmREIT agrees to notify Boulder promptly if the Hard Rock Lease is terminated for any reason.
The provisions of this letter shall survive Closing (as defined in the Agreement).
If you have any questions, please call me at (210) 225-3053.

Sincerely,

BOULDER CREEK COMPANY, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
Its:	General Partner

By: /s/ Jack J. Spector

Name: Jack J. Spector
Title: President
MRE signs this letter in the space provided below solely for the purpose of confirming its agreement to the terms of clauses (i) and (ii) of the last sentence of the third paragraph of this letter.

MIDLAND REAL ESTATE COMPANY, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
Its:	General Partner

	By:	/s/ Jack J. Spector

	Name:	Jack J. Spector
	Title:	President

EXHIBIT B
AMENDMENT TO SUBLEASE AGREEMENT
     This Amendment to Sublease Agreement is made and entered into by and between MIDLAND REAL ESTATE COMPANY, L.P., a Delaware limited partnership, successor in interest to Boulder Creek Company d.b.a. Hixon Development Company (“Owner”) and RIVICOR, INC. a Texas corporation (“Restaurant”), acting by and through its duly authorized officers, WITNESSETH:
RECITALS
     WHEREAS, Owner is the “Lessee” under the Lease Agreement with the City of San Antonio (“City”) dated January 5, 1995 (“River Walk Lease”) covering approximately 112 square feet of the San Antonio River Walk (“River Walk Space”) adjacent to Lot 22, Block 12, New City Block 148 in the City of San Antonio, Bexar County, Texas owned by Owner (“The South Bank”);
     WHEREAS, Owner and Restaurant entered into a five (5) year Sublease Agreement dated January 12,1995 (“Restaurant Sublease”) for the Restaurant’s use of the River Walk Space in conjunction with its restaurant operated at The South Bank pursuant to the Restaurant Sublease;
     WHEREAS, Owner and City entered into an Amendment to the River Walk Lease dated July 24, 1995 (“River Walk Lease Amendment”), to grant to Owner the right to extend the term of the River Walk Lease for three (3) renewal option periods of five (5) years each; and
     WHEREAS, Owner and Restaurant desire and agree to also amend the Restaurant Sublease to grant to Restaurant the right to extend the Term of the Restaurant Sublease for three (3) renewal option periods of five (5) years each, according to the terms hereof.
     NOW, THEREFORE, Owner and Restaurant, for and in consideration of the mutual covenants and promises expressed herein, do hereby amend the Restaurant Sublease as follows:
     An additional Section 22 is hereby added to the Restaurant Sublease to read as follows:
22. Renewal Options. Subject to the Owner exercising its right to extend the River Walk Lease, Owner hereby grants to Restaurant three (3) renewal options (“Options”) to extend the Term of the Restaurant Sublease for additional consecutive terms of five (5) years each (“Extended Terms”), on the same terms, conditions and covenants as set forth in the Restaurant Sublease. Unless the Restaurant notifies the Owner of its desire not to extend at least one hundred twenty (120) days prior to the expiration of the Term of the Restaurant Sublease then in effect, then the next successive Option shall be deemed to be exercised by Restaurant on the express condition that at the time of the renewal, Restaurant shall not be in default beyond the lapse of any applicable cure period under any of the provisions of the Restaurant Sublease.

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     All other terms, conditions and provisions of the original Restaurant Sublease entered into are hereby retained in their entirety and remain unchanged and shall remain in full force and effect.
     IN WITNESS WHEREOF, we have affirmed our signatures effective as of the 24th day of July, 1995.

OWNER

Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

	By:	/s/ Jack J. Spector

Jack J. Spector, President

RESTAURANT

Rivicor, Inc.,
a Texas corporation

By:

Printed Name:

Title:

2

EXHIBIT B
AMENDMENT TO SUBLEASE AGREEMENT
     This Amendment to Sublease Agreement is made and entered into by and between MIDLAND REAL ESTATE COMPANY, L.P., a Delaware limited partnership, successor in interest to Boulder Creek Company d.b.a. Hixon Development Company (“Owner”) and THE COUNTY LINE RIVERWALK, INC. a Texas corporation (“Restaurant”), acting by and through its duly authorized officers, WITNESSETH:
RECITALS
     WHEREAS, Owner is the “Lessee” under the Lease Agreement with the City of San Antonio (“City”) dated January 5, 1995 (“River walk Lease”) covering approximately 329 square feet of the San Antonio River Walk (“River Walk Space”) adjacent to Lot 22, Block 12, New City Block 148 in the City of San Antonio, Bexar County, Texas owned by Owner (“The South Bank”):
     WHEREAS, Owner and Restaurant entered into a five (5) year Sublease Agreement dated January 31, 1995 (“Restaurant Sublease”) for the Restaurant’s use of the River Walk Space in conjunction with its restaurant operated at The South Bank pursuant to the Restaurant Sublease;
     WHEREAS, Owner and City entered into an Amendment to the River Walk Lease dated July 24, 1995 (“River Walk Lease Amendment”), to grant to Owner the right to extend the term of the River Walk Lease for three (3) renewal option periods of five (5) years each; and
     WHEREAS, Owner and Restaurant desire and agree to also amend the Restaurant Sublease to grant to Restaurant the right to extend the Term of the Restaurant Sublease for three (3) renewal option periods of five (5) years each, according to the terms hereof.
     NOW, THEREFORE, Owner and Restaurant, for and in consideration of the mutual covenants and promises expressed herein, do hereby amend the Restaurant Sublease as follows:
     An additional Section 22 is hereby added to the Restaurant Sublease to read as follows:
22. Renewal Options. Subject to the Owner exercising its right to extend the River Walk Lease, Owner hereby grants to Restaurant three (3) renewal options (“Options”) to extend the Term of the Restaurant Sublease for additional consecutive terms of five (5) years each (“Extended Terms”), on the same terms, conditions and covenants as set forth in the Restaurant Sublease. Unless the Restaurant notifies the Owner of its desire not to extend at least one hundred twenty (120) days prior to the expiration of the Term of the Restaurant Sublease then in effect, then the next successive Option shall be deemed to be exercised by Restaurant on the express condition that at the time of the renewal, Restaurant shall not be in default beyond the lapse of any applicable cure period under any of the provisions of the Restaurant Sublease.

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     All other terms, conditions and provisions of the original Restaurant Sublease entered into are hereby retained in their entirety and remain unchanged and shall remain in full force and effect.
     IN WITNESS WHEREOF, we have affirmed our signatures effective as of the 24th day of July, 1995.

OWNER

Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

	By:	/s/ Jack J. Spector
Jack J. Spector, President

RESTAURANT

The County Line Riverwalk, Inc.,
a Texas corporation

By:

Printed Name:

Title:

2

EXHIBIT B
AMENDMENT TO SUBLEASE AGREEMENT
     This Amendment to Sublease Agreement is made and entered into by and between MIDLAND REAL ESTATE COMPANY, L.P., a Delaware limited partnership, successor in interest to Boulder Creek Company d.b.a. Hixon Development Company (“Owner”) and HARD ROCK CAFÉ INTERNATIONAL (STP), INC., a New York corporation, successor in interest to Hard Rock Café International (S.A..) (“Restaurant”), acting by and through its duly authorized officers, WITNESSETH:
RECITALS
     WHEREAS, Owner is the “Lessee” under the Lease Agreement with the City of San Antonio (“City”) dated January 5, 1995 (“River Walk Lease”) covering approximately 323 square feet of the San Antonio River Walk (“River Walk Space”) adjacent to Lot 22, Block 12, New City Block 148 in the City of San Antonio, Bexar County, Texas owned by Owner (“The South Bank”);
     WHEREAS, Owner and Restaurant entered into a five (5) year Sublease Agreement dated January 25,1995 (“Restaurant Sublease”) for the Restaurant’s use of the River Walk Space in conjunction with its restaurant operated at The South Bank pursuant to the Restaurant Sublease;
     WHEREAS, Owner and City entered into an Amendment to the River Walk Lease dated July 24, 1995, to grant to Owner the right to extend the term of the River Walk Lease for three (3) renewal option periods of five (5) years each; and
     WHEREAS, Owner and Restaurant desire and agree to also amend the Restaurant Sublease to grant to Restaurant the right to extend the Term of the Restaurant Sublease for three (3) renewal option periods of five (5) years each, according to the terms hereof.
     NOW, THEREFORE, Owner and Restaurant, for and in consideration of the mutual covenants and promises expressed herein, do hereby amend the Restaurant Sublease as follows:
     An additional Section 22 is hereby added to the Restaurant Sublease to read as follows:
22. Renewal Options. Subject to the Owner exercising its right to extend the River Walk Lease, Owner hereby grants to Restaurant three (3) renewal options (“Options”) to extend the Term of the Restaurant Sublease for additional consecutive terms of five (5) years each (“Extended Terms”), on the same terms, conditions and covenants as set forth in the Restaurant Sublease. Unless the Restaurant notifies the Owner of its desire not to extend at least one hundred twenty (120) days prior to the expiration of the Term of the Restaurant Sublease then in effect, then the next successive Option shall be deemed to be exercised by Restaurant on the express condition that at the time of the renewal, Restaurant shall not be in default beyond the lapse of any applicable cure period under any of the provisions of the Restaurant Sublease.

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     All other terms, conditions and provisions of the original Restaurant Sublease entered into are hereby retained in their entirety and remain unchanged and shall remain in full force and effect.
     IN WITNESS WHEREOF, we have affirmed our signatures effective as of the 24th day of July, 1995.

OWNER

Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

	By:	/s/ Jack J. Spector

Jack J. Spector, President

RESTAURANT

Hard Rock Café International (STP), Inc.,
a New York corporation

By:

Printed Name:

Title:

2

EXHIBIT “C”
ESCROW AGREEMENT
     This ESCROW AGREEMENT (this “Agreement”) is made effective the ___day of         , 2005 (the “Closing Date”), by and among AmREIT REALTY INVESTMENT CORPORATION (the “Buyer”). MIDLAND REAL ESTATE COMPANY, L.P. (the “Seller”) and CHICAGO TITLE INSURANCE COMPANY (the “Escrow Agent”).
RECITALS
A. Pursuant to that certain Purchase and Sale Agreement between Buyer and Seller dated August 24, 2005, as amended by (i) the First Amendment to Purchase and Sale Agreement dated September 13, 2005, and (ii) Second Amendment to Purchase and Sale Agreement dated September 19, 2005 (the “Second Amendment”) (as amended, the “Contract”), Seller and Buyer are closing the sale of the “Property” (as defined in the Contract), commonly known as The South Bank, located in San Antonio, Bexar County, Texas. Escrow Agent has acted as the named escrow agent in the Contract.
B. Pursuant to the terms of the Contract and as an inducement for Buyer to close the purchase of the Property, the parties have executed this Agreement concerning the Roof Warranty (as hereinafter defined).
AGREEMENTS
     NOW, THEREFORE, in consideration of the foregoing Recitals, the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Buyer, and Escrow Agent agree as follows:
     1. Defined Terms. The foregoing Recitals and any defined terms therein are hereby incorporated by reference.
     2. Escrowed Funds. As of the Closing Date and pursuant to the Second Amendment, Seller and Buyer have delivered to Escrow Agent out of the sales proceeds of the Property the sum of Fifty Thousand and No/100 Dollars ($50,000.00) (the “Escrowed Funds”), receipt of which Escrowed Funds by Escrow Agent is hereby acknowledged. Escrow Agent hereby agrees to act as escrow agent under this Agreement and to hold and disburse the Escrowed Funds in accordance with the terms of this Agreement. Escrow Agent shall invest the Escrowed Funds with a federally insured institution selected by Seller and approved by Buyer, such approval not to be unreasonably withheld. All interest earned on such funds shall become part of the Escrowed Funds and shall be reported as interest earned by the party to whom the majority of the Escrowed Funds are disbursed.
     3. Roof Warranty. In Buyer’s letter to Seller dated September 9, 2005, signed by Tenel Tayar and addressed to John S. Beauchamp (the “Due Diligence Letter”), Buyer described certain potential problems with the roof on the center building of the Property (the “Roof”) and the warranty for that Roof (the “Roof Warranty”), including Buyer’s opinion that Roof Warranty

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was never issued properly and that the Roof Warranty may be void due to poor maintenance (collectively, the “Roof Disclaimers”). As of the date of this Agreement, Seller has not obtained a transfer of the Roof Warranty to Buyer (the “Roof Warranty Transfer”) from the company presently obligated under the terms of the Roof Warranty (the “Roof Warrantor”). Seller and Buyer agree that Seller will have the right, but no obligation, to continue its efforts to obtain the Roof Warranty Transfer from the Roof Warrantor after the Closing Date.
     4. Disbursement of Escrowed Funds.
          (a) In the event that Seller obtains the Roof Warranty Transfer for Buyer on or before                 , 2006 (the “Roof Warranty Deadline)” (which will be the first business day that is 180 days after the Closing Date), then Seller will provide the original thereof to Buyer and a copy to Escrow Agent, along with a disbursal request for the Escrowed Funds (a “Disbursal Request”), and Escrow Agent shall provide a copy of the Disbursal Request to Buyer within two (2) business days following Escrow Agent’s receipt of same. Ten (10) days after the date that the Disbursal Request is delivered by the Escrow Agent to Buyer, the Escrow Agent shall release all of the Escrowed Funds to Seller, subject to Section 8 below.
          (b) In the event that Seller has not obtained the Roof Warranty Transfer for Buyer on or before the Roof Warranty Deadline, then at any time or times thereafter, Buyer may submit a disbursal request (another “Disbursal Request”) for disbursement out of the Escrowed Funds of an amount equal to the lesser of (A) the Escrowed Funds, or (B)          (which will be the amount bid by a roofing contractor selected by Seller, to apply a GAP Topcoat Elastomeric liquid membrane coating on the Roof), in which event Escrow Agent shall provide a copy of that Disbursal Request to Seller within two (2) business days following Escrow Agent’s receipt of same. Ten (10) days after the date that the Disbursal Request is delivered by the Escrow Agent to Seller, the Escrow Agent shall, subject to Section 8 below, (i) disburse to Buyer the amount of the Escrowed Funds owed pursuant to the preceding sentence and requested in the Disbursal Request and (ii) disburse to Seller the balance (if any) of the Escrowed Funds.
          (c) In the event that Seller did not obtain the Roof Warranty Transfer for Buyer on or before the Roof Warranty Deadline, but Seller obtains the Roof Warranty Transfer before Buyer has submitted a Disbursal Request under Section 4(b) above, then Seller will provide a copy of the Roof Warranty Transfer to Buyer and Escrow Agent, along with a disbursal request for the Escrowed Funds (another “Disbursal Request”), and Escrow Agent shall provide a copy of the Disbursal Request to Buyer within two (2) business days following Escrow Agent’s receipt of same. Ten (10) days after the date that the Disbursal Request is delivered by the Escrow Agent to Buyer, the Escrow Agent shall release the Escrowed Funds to Seller, subject to Section 8 below.
     5. No Fee to Escrow Agent. No fee shall be charged by Escrow Agent for its services under this Agreement. Escrow Agent, or any successor escrow agent, may at any time resign by giving written notice to Buyer and Seller and shall be discharged from its duties under this Agreement on the first to occur of (a) the appointment of a successor escrow agent or (b) the expiration of thirty (30) business days after written notice is given. In the event of any resignation, a successor escrow agent shall be appointed by Seller and approved by Buyer, such

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approval not to be unreasonably withheld, and if Seller fails or refuses to appoint a successor escrow agent within fifteen (15) business days after written notice is given by the Escrow Agent, Buyer may appoint a successor escrow agent to be approved by Seller, such approval not to be unreasonably withheld. The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested with all the estates, properties, rights, powers, and duties of the Escrow Agent under this Agreement as if originally named as escrow agent in this Agreement. Upon delivery of such instrument, the Escrow Agent shall be discharged from any further duties and liability under this Agreement. Seller and Buyer shall have the right at any time upon mutual agreement to substitute a new Escrow Agent by giving written notice thereof to the Escrow Agent then acting.
     6. Escrow Agent.
          (a) Under this Agreement Escrow Agent is a depository only and shall have no liability for the holding, investment, disbursement, application or other disposition of any monies and/or documents received by Escrow Agent other than to comply with the specific instructions, terms and provisions expressly set forth in this Agreement. Escrow Agent shall not be responsible or liable in any manner for the sufficiency, correctness, genuineness or validity of any instrument deposited with it hereunder, or for the form or execution thereof, or for the identity, authority or rights of any person executing or depositing the same, in accepting any monies or documents delivered to Escrow Agent hereunder, it is agreed and understood that the Escrow Agent will not be called upon to construe any contract, instrument or document deposited herewith or submitted hereunder, but only to follow the specific instructions expressly set forth and/or provided for in this Agreement.
          (b) Escrow Agent, as a part of the consideration for its acceptance of this escrow, shall not, in the performance of its duties under this Agreement, be liable for any error of judgment, or for any acts or omissions done by it in good faith, or for any mistake of fact or law, or for any claims, demands, causes of action, losses, liabilities, damages, costs or expenses claimed or suffered by any party to this Agreement, except such as may arise solely and directly as a result of the Escrow Agent’s own negligence or willful misconduct. Escrow Agent is hereby authorized to rely upon, and shall be protected in acting upon, any notice, request, waiver, consent, receipt, certificate, affidavit, authorization, power of attorney, trust agreement or other paper or document believed by Escrow Agent in good faith to be genuine and what it purports to be.
     7. Notices. Any notice, request, demand, or other communication required to be given or to be served upon any party hereunder shall be in writing and delivered to the person to whom the notice is directed, either: (i) in person; (ii) by United States Mail, as a registered or certified item with return receipt requested; (iii) delivered by delivery service (including any express mail or overnight delivery service), or (iv) sent by facsimile, telecopy or e-mail, with the original or a copy sent by regular first class mail. Notices, requests, demands, or other communications delivered by mail shall be deemed given and received when deposited in a post office or other depository under the care or custody of the United States Postal Service, enclosed in a wrapper, addressed properly, with proper postage affixed. Any notice, demand, or other communication given other than by certified or registered mail, return receipt requested, shall be

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deemed to have been given and received when delivered to the address of the party to whom it is addressed as stated below:

Buyer:	AmREIT Realty Investment Corporation,
Attn: Tenel H. Tayar
8 Greenway Plaza, Suite 1000
Houston, Texas 77046
Telephone Number: (713) 860-4941
Fax Number: (713) 850-0498

With a copy to:	Mayer, Brown, Rowe & Maw LLP
Attn: Deann K. Lanz
700 Louisiana St., Suite 3600
Houston, Texas 77002
Telephone Number: (713) 546-0597
Fax Number: (713) 632-1897

Seller:	Midland Real Estate Company, L.P.
Attention: Jack J. Spector
315 East Commerce Street, Suite 300
San Antonio, Texas 78205
Telephone Number: (210) 225-3053 (x 222)
Fax Number: (210) 225-5910

With a copy to:	Midland Real Estate Company, L.P.
Attention: John Beauchamp
315 East Commerce Street, Suite 300
San Antonio, Texas 78205
Telephone Number: (210) 225-3053 (x 234)
Fax Number: (210) 225-5910

and a copy to:	Cox Smith Matthews Incorporated
Attn: John B.Stewart
112 E. Pecan St., Suite 1800
San Antonio, Texas 78205
Telephone Number: (210) 554-5513
Fax Number: (210) 226-8395

Escrow Agent:	Doug Becker
Chicago Title Insurance Company
270 N. Loop 1604 E., Suite 115
San Antonio, Texas 78232
Telephone Number: (210) 482-3500 ext 1100
Fax Number: (210) 482-3564

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Any party hereto may change its address for notice by giving the other party ten days’ advance written notice of such change of address.
     8. Dispute Notice. If a party other than Escrow Agent (the “Objecting Party”), acting in good faith, reasonably believes that the requested disbursement of the Escrowed Funds under Section 4 is not proper, the Objecting Party may, within five (5) days following notice of such Disbursal Request from Escrow Agent, give to the Escrow Agent and to the requesting party a written notice disputing such requested disbursement and a statement of the portion of such requested disbursement that is disputed (a “Dispute Notice”). If a Dispute Notice is given, Escrow Agent shall withhold the portion of the requested disbursement of Escrowed Funds specified in such Dispute Notice until the dispute has been resolved. Escrow Agent shall be entitled to interplead into a court of competent jurisdiction in Bexar County, Texas, the amount of any requested disbursement of Escrowed Funds with respect to which any dispute exists. Seller and Buyer shall pay the reasonable attorneys’ fees and court costs incurred, by Escrow Agent in connection with such interpleader proceeding, subject to the rights of the prevailing party under Section 9 below.
     9. Attorneys Fees. The prevailing party in any litigation concerning this Agreement shall be entitled to recover from the other party all court costs and reasonable attorneys’ fees incurred by such prevailing party in connection with such litigation, including any fees and costs reimbursed to the Escrow Agent.
     10. Counterparts and Signatures. This Amendment may be executed and delivered in one or more counterparts. The parties further agree that facsimile or electronic signatures shall be treated as original signatures for all purposes, and that neither shall raise the use of a fax, email or other electronically transmitted copy as a defense to this Amendment.
     11. Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matter hereof, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, and can be amended only by written document signed by all parties hereto and their respective successors and assigns. This Agreement may be signed in separate counterparts.
     12. Business Day. If any date specified in this Agreement for commencement or expiration of time periods occurs on a day other than a Business Day, then any such date shall be postponed to the following Business Day. As used herein, “Business Day” shall mean any day other than a Saturday, Sunday or a holiday observed by national banks.
     13. Headings. The headings used in this Agreement are for convenience only and shall not constitute a part of this Agreement.
     14. Termination of Agreement. This Agreement shall automatically terminate if and when all Escrowed Funds shall have been distributed by the Escrow Agent in accordance with the terms of this Agreement; provided, however, the rights and obligations of the parties hereto shall survive the termination hereof.

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     15. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. ln the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement.
     EXECUTED to be effective as of the day first written above.

BUYER:

AmREIT Realty Investment Corporation,
a Texas corporation

By:	/s/ H. Kerr Taylor

H. Kerr Taylor, President

SELLER:

MIDLAND REAL ESTATE COMPANY, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

By:	/s/ Jack J. Spector

Jack J. Spector, President

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:

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THIRD AMENDMENT TO
PURCHASE AND SALE AGREEMENT
     This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Third Amendment”) is made effective as of September 28, 2005 by and between MIDLAND REAL ESTATE COMPANY, L.P. (“Seller”) and AmREIT REALTY INVESTMENT CORPORATION (“Buyer”).
RECITALS
     A. Agreement. Buyer and Seller entered into a Purchase and Sale Agreement dated August 24, 2005 (“Original Agreement”), for the purchase and sale of the Land and Improvements in the City of San Antonio, Bexar County, Texas, which, together with the other rights and appurtenances, are described and defined in the Agreement as the “Property.” The Property is commonly known as The South Bank.
     B. First Amendment. The Original Agreement was amended by Seller and Buyer on September 13, 2005 to extend the Due Diligence Deadline (“First Amendment”).
     C. Second Amendment. The Original Agreement was further amended on September 19, 2005 to add and modify certain terms and provisions to the Original Agreement (“Second Amendment”).
     D. Third Amendment. Buyer has requested that Seller accommodate Buyer’s request for an early Closing, Buyer and Seller desire and agree to further amend the Original Agreement as provided below, and this Third Amendment is made to evidence such amendment. As used in this Third Amendment, the term “Agreement” shall mean the Original Agreement as modified by the First Amendment and the Second Amendment.
AGREEMENTS
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree and amend the Agreement as follows:
     1. Terms. Any capitalized terms used in this Third Amendment will have the same meaning given them in the Agreement, unless specifically defined differently herein.
     2. Closing Date. The “Closing Date”, as defined in Section 14 of the Agreement, shall be revised to mean September 30, 2005.
     3. Tenant Estoppel Certificates. Buyer acknowledges that Seller has delivered to Buyer and Buyer has received, accepted and approved an executed Tenant Estoppel Certificate from each of the Major Tenants, as required by Section 12 of the Agreement. Seller agrees to continue to use commercially reasonably efforts (without any obligation on Seller’s part to expend any funds) to obtain a Tenant Estoppel Certificate from the remaining Tenants prior to the Closing Date (as such date is revised herein); provided, however, in the event that Seller is unable to obtain a Tenant Estoppel Certificate from any of the remaining Tenants prior to the

Closing Date, then notwithstanding anything to the contrary contained in Section 12 of the Agreement or otherwise, Seller and Buyer agree that Seller shall have no obligation to provide a Landlord Estoppel Certificate with respect to any Leases for which a Tenant Estoppel Certificate has not been obtained, and Seller will not provide any Landlord Estoppel Certificates to Buyer at the Closing. Buyer hereby waives any and all claims against Seller and any and all remedies under the Agreement, to the extent they arise from or are caused by (i) the failure of Landlord to deliver any of the outstanding Tenant Estoppel Certificates to Buyer or (ii) the failure of Landlord to deliver a Landlord Estoppel Certificate for any of the Leases.
     4. Assignment of Riverwalk Lease. Seller and Buyer acknowledge and agree that pursuant to Section 10.2 of the Riverwalk Lease, Seller, as the lessee under the Riverwalk Lease, must notify the City of San Antonio (the “City”) in writing at least 30 days prior to the date of the intended assignment of the Riverwalk Lease to a purchaser of the Property (the “30 Day Notice”). Seller delivered the 30 Day Notice to the City on September 20, 2005, a copy of which was delivered to and approved by Buyer. Notwithstanding the required 30 Day Notice, Buyer has requested that Seller agree to consummate the sale and purchase of the Property by the revised Closing Date described above. As consideration for Seller’s agreement to close early, Buyer hereby waives any and all claims against Seller and any and all remedies under the Agreement, to the extent they arise from or are caused by the Closing occurring prior to the passage of the required 30 days under the Riverwalk Lease and Buyer hereby agrees to indemnify and hold Seller harmless from any and all claims, costs, liabilities, damages or expenses, including without limitation, reasonable attorneys’ fees, accruing or arising out of or under the Riverwalk Lease from Seller’s transfer of the Property or assignment of the Riverwalk Lease prior to October 20, 2005, or from the fact that the 30 Day Notice to the City did not name AmREIT Riverwalk, L.P., as the purchaser of the Property.
     5. Hear Music Credit. Section 15(c)(iii)(A), is hereby deleted in its entirety and replaced with the following:
“(A) $53,710.21 (the “Hear Music Credit”) to provide supplemental cash flow until the estimated time that Starbuck’s makes it’s first rent payment under the Hear Music Lease. In the event Starbuck’s opens for business under the Hear Music Lease on or after January 5, 2006, Buyer shall keep the entire Hear Music Credit. In the event Starbuck’s opens for business under the Hear Music Lease before January 5, 2006, Buyer shall immediately return a prorated portion of the Hear Music Credit to Seller equal to $625.00 for each day that Hear Music is open prior to January 5, 2006. In no event will the Hear Music Credit exceed the amount stated above, regardless of when Starbuck’s makes it’s first rent payment.”
     6. Starbucks Credit. Section 15(c)(iii)(B), is hereby deleted in its entirety and replaced with the following:
“(B) $18,679.05 (the “Starbuck’s Credit”) to provide supplemental cash flow while Buyer attempts to locate a replacement tenant for the Original Starbuck’s Space. This amount is an estimate of the Rent that would be due under the Original Starbuck’s Lease for a period of six months, commencing on the Closing Date, net of any Rent actually received. In the event Starbuck’s vacates the Original Starbuck’s Space on or before February 4, 2006, Buyer shall keep the entire Starbuck’s Credit. In the event Starbuck’s vacates the Original Starbuck’s Space after February 4, 2006, Buyer shall immediately return a prorated portion of the Starbuck’s Credit to Seller equal to $292.00 for each day that Starbuck’s continues to occupy the Original Starbuck’s Space after February 4, 2006. The parties agree that the Starbuck’s Credit is capped at the amount stated above, regardless of when Starbuck’s actually vacates the Original Starbuck’s Space.”
     7. Sublease Amendments. So long as prior to Closing Seller sends a letter requesting that each of the Patio Tenants execute a Sublease Amendment, in the form attached to the Second Amendment, Seller shall be deemed to have complied in full with its obligations pursuant to Section 4(c) of the Second Amendment.
     8. Assignment of Purchase and Sale Agreement. Buyer has notified Seller of its intent to assign the Agreement to AmREIT Riverwalk, L.P. at Closing pursuant to an Assignment of Purchase and Sale Agreement, a draft of which has been delivered to and approved by Seller. Seller acknowledges that the required five day notice period in Section 22 of the Agreement is hereby waived by Seller and Seller waives any and all rights of Seller to object to such assignment based on Buyer’s failure to give a five day notice of such assignment prior to Closing.
     9. Ratification. In all other respects, the Agreement shall continue in full force and effect, unmodified except to the extent provided herein, and Seller and Buyer hereby RATIFY and AFFIRM the same. In the event of a conflict between the terms of this Third Amendment and the terms of the Agreement, the terms of this Third Amendment shall control.
     10. Counterparts and Signatures. This Third Amendment may be executed and delivered in one or more counterparts. The parties further agree that facsimile or electronic signatures shall be treated as original signatures for all purposes, and that neither shall raise the use of a fax, email or other electronically transmitted copy as a defense to this Second Amendment.
(Signature Page to Follow)

SELLER:

Midland Real Estate Company, L.P.,
a Delaware limited partnership

By:	Boulder Creek Management, L.L.C.,
a Delaware limited liability company
its sole general partner

	By:	/s/ John S. Beauchamp

John S. Beauchamp, Vice President

BUYER:

AmREIT Realty Investment Corporation,
a Texas corporation

By:		/s/ H. Kerr Taylor

H. Kerr Taylor, President